Exhibit 99.2

Second Quarter Financial Supplement

June 30, 2014

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Dear Investor,

On May 21, 2014, the company completed the minority initial public offering of 33.8% of its Australian mortgage insurance business and as a result net income attributable to noncontrolling interests in the Australian mortgage insurance business was $11 million in the second quarter of 2014.

We have added metrics related to flow new insurance written for the U.S. mortgage insurance business on page 43.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Amy Corbin

Investor Relations

804 662.2685

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt and gains (losses) on insurance block transactions are also excluded from net operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

The following transactions were excluded from net operating income (loss) for the periods presented as they related to the loss on the early extinguishment of debt. In the second quarter of 2014, the company paid an early redemption payment of approximately $2 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth MI Canada Inc.’s notes that were scheduled to mature in 2015. In the third quarter of 2013, the company paid a make-whole expense of approximately $20 million, net of taxes, related to the early redemption of Genworth Holdings’ notes that were scheduled to mature in 2015.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than a $13 million, net of taxes, expense recorded in the second quarter of 2013 related to restructuring costs.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 72 and 73 of this financial supplement.

Adjustments to reconcile net income attributable to Genworth Financial, Inc.’s common stockholders and net operating income assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 70).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance products; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; and (6) net premiums written for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums/ deposits, premium equivalents, new premiums/deposits, new insurance written and net premiums written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure-related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the insured or the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigation savings, are subject to re-default and may result in a potential claim in future periods, as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. For the mortgage and lifestyle protection insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$12,070	$12,032	$11,851	$11,665	$11,547
Total accumulated other comprehensive income	4,161	3,483	2,542	2,939	3,142

Total Genworth Financial, Inc.’s stockholders’ equity	$16,231	$15,515	$14,393	$14,604	$14,689

Book value per common share	$32.68	$31.27	$29.08	$29.55	$29.76
Book value per common share, excluding accumulated other comprehensive income	$24.31	$24.25	$23.95	$23.60	$23.39
Common shares outstanding as of the balance sheet date	496.6	496.2	494.8	494.2	493.6

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

GAAP Basis ROE	5.7%	5.5%	4.8%	4.6%	4.0%
Operating ROE(1)	5.8%	5.6%	5.3%	5.1%	5.0%

	Three months ended
Quarterly Average ROE	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
GAAP Basis ROE	5.8%	6.2%	7.1%	3.7%	4.9%
Operating ROE(1)	5.2%	6.5%	6.6%	4.8%	4.6%

Basic and Diluted Shares	Three months ended June 30, 2014	Six months ended June 30, 2014
Weighted-average shares used in basic earnings per common share calculations	496.6	496.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	7.0	7.0

Weighted-average shares used in diluted earnings per common share calculations	503.6	503.2

(1)	See page 72 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Second Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,343	$1,307	$2,650	$1,310	$1,291	$1,286	$1,261	$5,148
Net investment income	813	805	1,618	835	801	821	814	3,271
Net investment gains (losses)	34	(17)	17	26	(23)	21	(61)	(37)
Insurance and investment product fees and other	225	227	452	241	248	243	289	1,021

Total revenues	2,415	2,322	4,737	2,412	2,317	2,371	2,303	9,403

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,256	1,194	2,450	1,256	1,169	1,269	1,201	4,895
Interest credited	184	183	367	186	184	184	184	738
Acquisition and operating expenses, net of deferrals	404	378	782	406	407	413	433	1,659
Amortization of deferred acquisition costs and intangibles	138	134	272	128	182	137	122	569
Interest expense	120	127	247	121	124	121	126	492

Total benefits and expenses	2,102	2,016	4,118	2,097	2,066	2,124	2,066	8,353

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	313	306	619	315	251	247	237	1,050
Provision for income taxes	85	87	172	70	105	73	76	324

INCOME FROM CONTINUING OPERATIONS	228	219	447	245	146	174	161	726
Income (loss) from discontinued operations, net of taxes(1)	—	—	—	—	2	6	(20)	(12)

NET INCOME	228	219	447	245	148	180	141	714
Less: net income attributable to noncontrolling interests	52	35	87	37	40	39	38	154

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$176	$184	$360	$208	$108	$141	$103	$560

Earnings Per Share Data:

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.35	$0.37	$0.73	$0.42	$0.21	$0.27	$0.25	$1.16
Diluted	$0.35	$0.37	$0.72	$0.42	$0.21	$0.27	$0.25	$1.15

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.35	$0.37	$0.73	$0.42	$0.22	$0.29	$0.21	$1.13
Diluted	$0.35	$0.37	$0.72	$0.41	$0.22	$0.28	$0.21	$1.12

Weighted-average shares outstanding
Basic	496.6	495.8	496.2	494.7	494.0	493.4	492.5	493.6
Diluted	503.6	502.7	503.2	501.2	499.3	497.5	496.8	498.7

(1)	Income (loss) from discontinued operations related to the wealth management business, which was sold on August 30, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$39	$21	$60	$56	$54	$27	$36	$173
Long-Term Care Insurance	6	46	52	42	41	26	20	129
Fixed Annuities	24	27	51	21	16	26	29	92

Total U.S. Life Insurance segment	69	94	163	119	111	79	85	394

Total U.S. Life Insurance Division	69	94	163	119	111	79	85	394

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	47	41	88	44	41	43	42	170
Australia(1)	57	62	119	66	61	55	46	228
Other Countries	(7)	(4)	(11)	(9)	(12)	(9)	(7)	(37)

Total International Mortgage Insurance segment	97	99	196	101	90	89	81	361
U.S. Mortgage Insurance segment	39	33	72	6	(3)	13	21	37

Total Global Mortgage Insurance Division	136	132	268	107	87	102	102	398

Corporate and Other Division
International Protection segment	2	7	9	13	4	1	6	24
Runoff segment	15	12	27	19	25	6	16	66
Corporate and Other	(64)	(51)	(115)	(65)	(88)	(55)	(58)	(266)

Total Corporate and Other Division	(47)	(32)	(79)	(33)	(59)	(48)	(36)	(176)

NET OPERATING INCOME	158	194	352	193	139	133	151	616
ADJUSTMENTS TO NET OPERATING INCOME:
Net investment gains (losses), net	20	(10)	10	15	(13)	15	(28)	(11)
Expenses related to restructuring, net	—	—	—	—	—	(13)	—	(13)
Gains (losses) on early extinguishment of debt, net	(2)	—	(2)	—	(20)	—	—	(20)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	2	6	(20)	(12)

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	176	184	360	208	108	141	103	560
Add: net income attributable to noncontrolling interests	52	35	87	37	40	39	38	154

NET INCOME	$228	$219	$447	$245	$148	$180	$141	$714

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.35	$0.37	$0.73	$0.42	$0.22	$0.29	$0.21	$1.13
Diluted	$0.35	$0.37	$0.72	$0.41	$0.22	$0.28	$0.21	$1.12
Net operating income per common share
Basic	$0.32	$0.39	$0.71	$0.39	$0.28	$0.27	$0.31	$1.25
Diluted	$0.31	$0.39	$0.70	$0.38	$0.28	$0.27	$0.30	$1.24
Weighted-average shares outstanding
Basic	496.6	495.8	496.2	494.7	494.0	493.4	492.5	493.6
Diluted	503.6	502.7	503.2	501.2	499.3	497.5	496.8	498.7

(1)

Adjusted for 33.8% owned by noncontrolling interests after the initial public offering of the Australian mortgage insurance business on May 21, 2014. The following table shows Australia’s net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Australia’s Net Operating Income	$68	$55	$130	$101
Less: Net Operating Income Attributable to Noncontrolling Interests	11	—	11	—

Australia’s Net Operating Income Available to Genworth Financial, Inc.’s Common Stockholders	$57	$55	$119	$101

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$62,360	$60,244	$58,629	$59,086	$58,008
Equity securities available-for-sale, at fair value	320	349	341	379	411
Commercial mortgage loans	5,986	5,894	5,899	5,858	5,831
Restricted commercial mortgage loans related to securitization entities	217	227	233	290	309
Policy loans	1,514	1,438	1,434	1,668	1,671
Other invested assets	1,963	1,875	1,686	1,826	1,976
Restricted other invested assets related to securitization entities	404	398	391	392	392

Total investments	72,764	70,425	68,613	69,499	68,598
Cash and cash equivalents	4,138	4,360	4,214	3,554	3,613
Accrued investment income	642	752	678	705	639
Deferred acquisition costs	5,085	5,177	5,278	5,256	5,237
Intangible assets	266	327	399	404	433
Goodwill	867	866	867	867	867
Reinsurance recoverable	17,276	17,234	17,219	17,224	17,236
Other assets	695	691	639	668	704
Separate account assets	9,911	9,933	10,138	9,957	9,806
Assets associated with discontinued operations(1)	—	—	—	—	443

Total assets	$111,644	$109,765	$108,045	$108,134	$107,576

(1)	The assets associated with discontinued operations related to the wealth management business prior to the sale on August 30, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$34,497	$34,076	$33,705	$33,612	$33,437
Policyholder account balances	25,834	25,881	25,528	25,266	24,935
Liability for policy and contract claims	7,223	7,156	7,204	7,271	7,302
Unearned premiums	4,191	4,075	4,107	4,160	4,022
Other liabilities	3,702	3,777	4,096	4,607	4,629
Borrowings related to securitization entities	233	239	242	297	317
Non-recourse funding obligations	2,024	2,030	2,038	2,046	2,054
Long-term borrowings	4,691	5,150	5,161	4,780	4,720
Deferred tax liability	1,074	714	206	293	369
Separate account liabilities	9,911	9,933	10,138	9,957	9,806
Liabilities associated with discontinued operations(1)	—	—	—	—	83

Total liabilities	93,380	93,031	92,425	92,289	91,674

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,986	12,124	12,127	12,149	12,139

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	2,109	1,606	914	1,106	1,296
Net unrealized gains (losses) on other-than-temporarily impaired securities	19	18	12	3	(2)

Net unrealized investment gains (losses)	2,128	1,624	926	1,109	1,294

Derivatives qualifying as hedges	1,652	1,538	1,319	1,442	1,581
Foreign currency translation and other adjustments	381	321	297	388	267

Total accumulated other comprehensive income	4,161	3,483	2,542	2,939	3,142
Retained earnings	2,783	2,607	2,423	2,215	2,107
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,231	15,515	14,393	14,604	14,689
Noncontrolling interests	2,033	1,219	1,227	1,241	1,213

Total stockholders’ equity	18,264	16,734	15,620	15,845	15,902

Total liabilities and stockholders’ equity	$111,644	$109,765	$108,045	$108,134	$107,576

(1)	The liabilities associated with discontinued operations related to the wealth management business prior to the sale on August 30, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2014
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$58,873	$9,219	$2,215	$1,639	$2,759	$2,839	$77,544
Deferred acquisition costs and intangible assets	5,389	190	23	266	331	19	6,218
Reinsurance recoverable	16,319	26	31	39	861	—	17,276
Deferred tax and other assets	335	83	53	172	(6)	58	695
Separate account assets	—	—	—	—	9,911	—	9,911

Total assets	$80,916	$9,518	$2,322	$2,116	$13,856	$2,916	$111,644

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$34,492	$—	$—	$—	$5	$—	$34,497
Policyholder account balances	22,667	—	—	15	3,152	—	25,834
Liability for policy and contract claims	5,463	371	1,256	117	16	—	7,223
Unearned premiums	612	2,887	143	541	8	—	4,191
Non-recourse funding obligations	2,054	—	—	—	—	(30)	2,024
Deferred tax and other liabilities	4,510	233	(747)	403	294	83	4,776
Borrowings and capital securities	—	540	—	—	13	4,371	4,924
Separate account liabilities	—	—	—	—	9,911	—	9,911

Total liabilities	69,798	4,031	652	1,076	13,399	4,424	93,380

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,547	2,971	1,650	947	479	(1,524)	12,070
Allocated accumulated other comprehensive income (loss)	3,571	483	20	93	(22)	16	4,161

Total Genworth Financial, Inc.’s stockholders’ equity	11,118	3,454	1,670	1,040	457	(1,508)	16,231
Noncontrolling interests	—	2,033	—	—	—	—	2,033

Total stockholders’ equity	11,118	5,487	1,670	1,040	457	(1,508)	18,264

Total liabilities and stockholders’ equity	$80,916	$9,518	$2,322	$2,116	$13,856	$2,916	$111,644

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2014
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$57,260	$8,736	$2,210	$1,626	$3,057	$2,648	$75,537
Deferred acquisition costs and intangible assets	5,529	181	20	275	343	22	6,370
Reinsurance recoverable	16,267	21	41	31	874	—	17,234
Deferred tax and other assets	331	100	34	172	9	45	691
Separate account assets	—	—	—	—	9,933	—	9,933

Total assets	$79,387	$9,038	$2,305	$2,104	$14,216	$2,715	$109,765

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$34,071	$—	$—	$—	$5	$—	$34,076
Policyholder account balances	22,507	—	—	15	3,359	—	25,881
Liability for policy and contract claims	5,298	372	1,355	114	17	—	7,156
Unearned premiums	613	2,772	135	546	9	—	4,075
Non-recourse funding obligations	2,060	—	—	—	—	(30)	2,030
Deferred tax and other liabilities	4,236	190	(801)	405	393	68	4,491
Borrowings and capital securities	—	514	—	—	12	4,863	5,389
Separate account liabilities	—	—	—	—	9,933	—	9,933

Total liabilities	68,785	3,848	689	1,080	13,728	4,901	93,031

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,624	3,540	1,606	944	528	(2,210)	12,032
Allocated accumulated other comprehensive income (loss)	2,978	431	10	80	(40)	24	3,483

Total Genworth Financial, Inc.’s stockholders’ equity	10,602	3,971	1,616	1,024	488	(2,186)	15,515
Noncontrolling interests	—	1,219	—	—	—	—	1,219

Total stockholders’ equity	10,602	5,190	1,616	1,024	488	(2,186)	16,734

Total liabilities and stockholders’ equity	$79,387	$9,038	$2,305	$2,104	$14,216	$2,715	$109,765

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff(2)	Corporate and Other	Total
Unamortized balance as of March 31, 2014	$4,717	$147	$13	$250	$325	$—	$5,452
Costs deferred	79	16	2	22	1	—	120
Amortization, net of interest accretion	(67)	(12)	(1)	(29)	(9)	—	(118)
Impact of foreign currency translation	—	4	—	(2)	—	—	2

Unamortized balance as of June 30, 2014	4,729	155	14	241	317	—	5,456
Effect of accumulated net unrealized investment (gains) losses	(365)	—	—	—	(6)	—	(371)

Balance as of June 30, 2014	$4,364	$155	$14	$241	$311	$—	$5,085

(1)	Amortization, net of interest accretion, included $1 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $2 million of amortization related to net investment gains for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$762	$759	$1,521	$761	$751	$738	$707	$2,957
Net investment income	671	660	1,331	675	650	658	638	2,621
Net investment gains (losses)	25	3	28	(2)	(6)	17	(12)	(3)
Insurance and investment product fees and other	175	171	346	185	192	190	188	755

Total revenues	1,633	1,593	3,226	1,619	1,587	1,603	1,521	6,330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,087	1,030	2,117	1,036	924	1,041	974	3,975
Interest credited	155	154	309	156	156	155	152	619
Acquisition and operating expenses, net of deferrals	156	161	317	164	154	177	163	658
Amortization of deferred acquisition costs and intangibles	81	75	156	78	139	80	87	384
Interest expense	21	21	42	25	25	24	23	97

Total benefits and expenses	1,500	1,441	2,941	1,459	1,398	1,477	1,399	5,733

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	133	152	285	160	189	126	122	597
Provision for income taxes	47	57	104	40	82	46	45	213

INCOME FROM CONTINUING OPERATIONS	86	95	181	120	107	80	77	384

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(17)	(1)	(18)	(1)	4	(10)	8	1
Expenses related to restructuring, net	—	—	—	—	—	9	—	9

NET OPERATING INCOME	$69	$94	$163	$119	$111	$79	$85	$394

Effective tax rate (operating income)(1)	35.6%	37.3%	36.6%	25.3%	43.0%	37.1%	36.4%	35.7%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended June 30, 2014	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$171	$577	$14	$762	$762
Net investment income	137	292	242	671	671
Net investment gains (losses)	23	3	(1)	25	25
Insurance and investment product fees and other	173	—	2	175	175

Total revenues	504	872	257	1,633	1,633

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	257	735	95	1,087	1,087
Interest credited	66	—	89	155	155
Acquisition and operating expenses, net of deferrals	45	97	14	156	156
Amortization of deferred acquisition costs and intangibles	32	27	22	81	81
Interest expense	21	—	—	21	21

Total benefits and expenses	421	859	220	1,500	1,500

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	83	13	37	133	133
Provision for income taxes	29	5	13	47	47

INCOME FROM CONTINUING OPERATIONS	54	8	24	86	86

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(15)	(2)	—	(17)	(17)

NET OPERATING INCOME	$39	$6	$24	$69	$69

Effective tax rate (operating income)	35.4%	37.1%	35.5%	35.6%	35.6%

	U.S. Life Insurance Segment
Three months ended June 30, 2013	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$173	$550	$15	$738	$738
Net investment income	133	277	248	658	658
Net investment gains (losses)	9	(2)	10	17	17
Insurance and investment product fees and other	187	1	2	190	190

Total revenues	502	826	275	1,603	1,603

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	280	663	98	1,041	1,041
Interest credited	68	—	87	155	155
Acquisition and operating expenses, net of deferrals	50	107	20	177	177
Amortization of deferred acquisition costs and intangibles	33	24	23	80	80
Interest expense	24	—	—	24	24

Total benefits and expenses	455	794	228	1,477	1,477

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	32	47	126	126
Provision for income taxes	16	13	17	46	46

INCOME FROM CONTINUING OPERATIONS	31	19	30	80	80
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(6)	1	(5)	(10)	(10)
Expenses related to restructuring, net	2	6	1	9	9

NET OPERATING INCOME	$27	$26	$26	$79	$79

Effective tax rate (operating income)	34.4%	40.2%	36.3%	37.1%	37.1%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Six months ended June 30, 2014	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$354	$1,142	$25	$1,521	$1,521
Net investment income	265	582	484	1,331	1,331
Net investment gains (losses)	24	3	1	28	28
Insurance and investment product fees and other	341	1	4	346	346

Total revenues	984	1,728	514	3,226	3,226

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	538	1,399	180	2,117	2,117
Interest credited	132	—	177	309	309
Acquisition and operating expenses, net of deferrals	95	190	32	317	317
Amortization of deferred acquisition costs and intangibles	58	53	45	156	156
Interest expense	42	—	—	42	42

Total benefits and expenses	865	1,642	434	2,941	2,941

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	119	86	80	285	285
Provision for income taxes	43	32	29	104	104

INCOME FROM CONTINUING OPERATIONS	76	54	51	181	181
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(16)	(2)	—	(18)	(18)

NET OPERATING INCOME	$60	$52	$51	$163	$163

Effective tax rate (operating income)	36.8%	37.0%	35.9%	36.6%	36.6%

	U.S. Life Insurance Segment
Six months ended June 30, 2013	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$354	$1,063	$28	$1,445	$1,445
Net investment income	264	541	491	1,296	1,296
Net investment gains (losses)	5	(5)	5	5	5
Insurance and investment product fees and other	373	2	3	378	378

Total revenues	996	1,601	527	3,124	3,124

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	544	1,291	180	2,015	2,015
Interest credited	132	—	175	307	307
Acquisition and operating expenses, net of deferrals	100	201	39	340	340
Amortization of deferred acquisition costs and intangibles	73	49	45	167	167
Interest expense	47	—	—	47	47

Total benefits and expenses	896	1,541	439	2,876	2,876

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	100	60	88	248	248
Provision for income taxes	36	23	32	91	91

INCOME FROM CONTINUING OPERATIONS	64	37	56	157	157
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	3	(2)	(2)	(2)
Expenses related to restructuring, net	2	6	1	9	9

NET OPERATING INCOME	$63	$46	$55	$164	$164

Effective tax rate (operating income)	36.3%	38.2%	35.9%	36.7%	36.7%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$171	$183	$354	$164	$166	$173	$181	$684
Net investment income	137	128	265	139	138	133	131	541
Net investment gains (losses)	23	1	24	8	—	9	(4)	13
Insurance and investment product fees and other	173	168	341	183	188	187	186	744

Total revenues	504	480	984	494	492	502	494	1,982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	257	281	538	241	160	280	264	945
Interest credited	66	66	132	66	68	68	64	266
Acquisition and operating expenses, net of deferrals	45	50	95	47	47	50	50	194
Amortization of deferred acquisition costs and intangibles	32	26	58	31	88	33	40	192
Interest expense	21	21	42	25	25	24	23	97

Total benefits and expenses	421	444	865	410	388	455	441	1,694

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	83	36	119	84	104	47	53	288
Provision for income taxes	29	14	43	22	50	16	20	108

INCOME FROM CONTINUING OPERATIONS	54	22	76	62	54	31	33	180

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(15)	(1)	(16)	(6)	—	(6)	3	(9)
Expenses related to restructuring, net	—	—	—	—	—	2	—	2

NET OPERATING INCOME	$39	$21	$60	$56	$54	$27	$36	$173

Effective tax rate (operating income)	35.4%	39.3%	36.8%	25.6%	47.5%	34.4%	37.6%	37.6%

SALES:
Sales by Product:
Term Life	$14	$13	$27	$9	$5	$4	$4	$22
Term Universal Life	—	—	—	—	—	—	1	1
Universal Life	7	6	13	5	5	5	9	24
Linked-Benefits	5	2	7	3	2	3	2	10

Total Sales	$26	$21	$47	$17	$12	$12	$16	$57

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Life Insurance In-Force

(amounts in millions)

	2014		2013
	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$341,383	$338,372	$336,015	$335,039	$336,008	$338,014
Life insurance in-force before reinsurance	$524,743	$523,925	$523,694	$525,171	$528,874	$534,194

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$130,270	$131,256	$132,293	$133,500	$134,868	$136,222
Life insurance in-force before reinsurance	$131,296	$132,294	$133,348	$134,555	$135,937	$137,297

Universal Life Insurance
Life insurance in-force, net of reinsurance	$42,454	$42,814	$43,150	$43,447	$43,773	$44,051
Life insurance in-force before reinsurance	$49,004	$49,418	$49,790	$50,203	$50,558	$50,906

Total Life Insurance
Life insurance in-force, net of reinsurance	$514,107	$512,442	$511,458	$511,986	$514,649	$518,287
Life insurance in-force before reinsurance	$705,043	$705,637	$706,832	$709,929	$715,369	$722,397

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$577	$565	$1,142	$582	$564	$550	$513	$2,209
Net investment income	292	290	582	291	282	277	264	1,114
Net investment gains (losses)	3	—	3	(4)	(2)	(2)	(3)	(11)
Insurance and investment product fees and other	—	1	1	—	2	1	1	4

Total revenues	872	856	1,728	869	846	826	775	3,316

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	735	664	1,399	701	659	663	628	2,651
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	97	93	190	94	90	107	94	385
Amortization of deferred acquisition costs and intangibles	27	26	53	27	31	24	25	107
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	859	783	1,642	822	780	794	747	3,143

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	13	73	86	47	66	32	28	173
Provision for income taxes	5	27	32	8	26	13	10	57

INCOME FROM CONTINUING OPERATIONS	8	46	54	39	40	19	18	116

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(2)	—	(2)	3	1	1	2	7
Expenses related to restructuring, net	—	—	—	—	—	6	—	6

NET OPERATING INCOME	$6	$46	$52	$42	$41	$26	$20	$129

Effective tax rate (operating income)	37.1%	37.0%	37.0%	19.8%	38.6%	40.2%	35.4%	33.3%

SALES:
Individual Long-Term Care Insurance	$24	$21	$45	$24	$37	$38	$35	$134
Group Long-Term Care Insurance	2	1	3	2	3	5	5	15

Total Sales	$26	$22	$48	$26	$40	$43	$40	$149

RATIOS:
Loss Ratio(1)	73.2%	63.3%	68.3%	68.2%	63.7%	66.6%	66.2%	66.2%
Gross Benefits Ratio(2)	127.3%	117.5%	122.4%	120.4%	116.8%	120.3%	122.8%	120.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$14	$11	$25	$15	$21	$15	$13	$64
Net investment income	242	242	484	245	230	248	243	966
Net investment gains (losses)	(1)	2	1	(6)	(4)	10	(5)	(5)
Insurance and investment product fees and other	2	2	4	2	2	2	1	7

Total revenues	257	257	514	256	249	275	252	1,032

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	95	85	180	94	105	98	82	379
Interest credited	89	88	177	90	88	87	88	353
Acquisition and operating expenses, net of deferrals	14	18	32	23	17	20	19	79
Amortization of deferred acquisition costs and intangibles	22	23	45	20	20	23	22	85
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	220	214	434	227	230	228	211	896

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	37	43	80	29	19	47	41	136
Provision for income taxes	13	16	29	10	6	17	15	48

INCOME FROM CONTINUING OPERATIONS	24	27	51	19	13	30	26	88

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	2	3	(5)	3	3
Expenses related to restructuring, net	—	—	—	—	—	1	—	1

NET OPERATING INCOME	$24	$27	$51	$21	$16	$26	$29	$92

Effective tax rate (operating income)	35.5%	36.2%	35.9%	33.6%	35.4%	36.3%	35.5%	35.3%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$29	$28	$57	$52	$53	$48	$40	$193
Single Premium Deferred Annuities	400	492	892	678	707	164	67	1,616

Total Sales	$429	$520	$949	$730	$760	$212	$107	$1,809

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$12,070	$11,807	$11,807	$11,341	$10,842	$10,881	$11,038	$11,038
Deposits	404	496	900	686	714	166	68	1,634
Surrenders, benefits and product charges	(320)	(312)	(632)	(300)	(293)	(281)	(302)	(1,176)

Net flows	84	184	268	386	421	(115)	(234)	458
Interest credited	79	79	158	80	78	76	77	311

Account value, end of the period	12,233	12,070	12,233	11,807	11,341	10,842	10,881	11,807

Single Premium Immediate Annuities
Account value, beginning of the period	5,875	5,837	5,837	5,931	6,010	6,319	6,442	6,442
Premiums and deposits	59	49	108	91	80	71	65	307
Surrenders, benefits and product charges	(213)	(215)	(428)	(221)	(214)	(228)	(235)	(898)

Net flows	(154)	(166)	(320)	(130)	(134)	(157)	(170)	(591)
Interest credited	67	68	135	69	71	72	73	285
Effect of accumulated net unrealized investment gains (losses)	103	136	239	(33)	(16)	(224)	(26)	(299)

Account value, end of the period	5,891	5,875	5,891	5,837	5,931	6,010	6,319	5,837

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,092	1,093	1,093	1,095	1,097	1,101	1,101	1,101
Surrenders, benefits and product charges	(21)	(15)	(36)	(16)	(17)	(18)	(15)	(66)

Net flows	(21)	(15)	(36)	(16)	(17)	(18)	(15)	(66)
Interest credited	14	14	28	14	15	14	15	58

Account value, net of reinsurance, end of the period	1,085	1,092	1,085	1,093	1,095	1,097	1,101	1,093

Total Fixed Annuities	$19,209	$19,037	$19,209	$18,737	$18,367	$17,949	$18,301	$18,737

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income—Global Mortgage Insurance Division

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$381	$372	$753	$390	$380	$392	$388	$1,550
Net investment income	86	92	178	93	98	95	107	393
Net investment gains (losses)	12	(3)	9	9	7	13	3	32
Insurance and investment product fees and other	(3)	2	(1)	1	—	—	1	2

Total revenues	476	463	939	493	485	500	499	1,977

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	107	110	217	172	196	177	184	729
Acquisition and operating expenses, net of deferrals	93	82	175	107	91	96	91	385
Amortization of deferred acquisition costs and intangibles	17	17	34	15	15	19	17	66
Interest expense	8	8	16	7	9	8	9	33

Total benefits and expenses	225	217	442	301	311	300	301	1,213

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	251	246	497	192	174	200	198	764
Provision for income taxes	61	80	141	44	45	55	57	201

INCOME FROM CONTINUING OPERATIONS	190	166	356	148	129	145	141	563
Less: net income attributable to noncontrolling interests	52	35	87	37	40	39	38	154

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	138	131	269	111	89	106	103	409

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(4)	1	(3)	(4)	(2)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	2	—	2	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	1	—	1

NET OPERATING INCOME(1)	$136	$132	$268	$107	$87	$102	$102	$398

Effective tax rate (operating income)	23.3%	33.9%	28.9%	20.7%	25.3%	27.2%	30.0%	25.9%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $147 million and $295 million for the three and six months ended June 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended June 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$128	$102	$7	$237	$144	$381
Net investment income	39	36	—	75	11	86
Net investment gains (losses)	12	—	—	12	—	12
Insurance and investment product fees and other	1	(4)	(1)	(4)	1	(3)

Total revenues	180	134	6	320	156	476

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	24	6	45	62	107
Acquisition and operating expenses, net of deferrals	28	23	8	59	34	93
Amortization of deferred acquisition costs and intangibles	9	6	—	15	2	17
Interest expense	6	2	—	8	—	8

Total benefits and expenses	58	55	14	127	98	225

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	79	(8)	193	58	251
Provision (benefit) for income taxes	32	11	(1)	42	19	61

INCOME (LOSS) FROM CONTINUING OPERATIONS	90	68	(7)	151	39	190
Less: net income attributable to noncontrolling interests	41	11	—	52	—	52

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	49	57	(7)	99	39	138

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(4)	—	—	(4)	—	(4)
(Gains) losses on early extinguishment of debt, net	2	—	—	2	—	2

NET OPERATING INCOME	$47	$57	$(7)	$97	$39	$136

Effective tax rate (operating income)	26.3%	10.4%	11.3%	18.8%	32.4%	23.3%

	International Mortgage Insurance Segment
Three months ended June 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$141	$101	$9	$251	$141	$392
Net investment income	42	42	1	85	10	95
Net investment gains (losses)	12	1	—	13	—	13
Insurance and investment product fees and other	(1)	—	1	—	—	—

Total revenues	194	144	11	349	151	500

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	36	9	80	97	177
Acquisition and operating expenses, net of deferrals	22	27	12	61	35	96
Amortization of deferred acquisition costs and intangibles	10	6	1	17	2	19
Interest expense	5	3	—	8	—	8

Total benefits and expenses	72	72	22	166	134	300

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	72	(11)	183	17	200
Provision (benefit) for income taxes	35	17	(1)	51	4	55

INCOME (LOSS) FROM CONTINUING OPERATIONS	87	55	(10)	132	13	145
Less: net income attributable to noncontrolling interests	39	—	—	39	—	39

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	48	55	(10)	93	13	106

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(5)	—	—	(5)	—	(5)
Expenses related to restructuring, net	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$43	$55	$(9)	$89	$13	$102

Effective tax rate (operating income (loss))	29.3%	23.5%	5.7%	27.8%	22.9%	27.2%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Six months ended June 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$258	$199	$15	$472	$281	$753
Net investment income	78	70	1	149	29	178
Net investment gains (losses)	9	—	—	9	—	9
Insurance and investment product fees and other	3	(4)	(1)	(2)	1	(1)

Total revenues	348	265	15	628	311	939

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	41	10	92	125	217
Acquisition and operating expenses, net of deferrals	49	42	17	108	67	175
Amortization of deferred acquisition costs and intangibles	19	11	—	30	4	34
Interest expense	11	5	—	16	—	16

Total benefits and expenses	120	99	27	246	196	442

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	228	166	(12)	382	115	497
Provision (benefit) for income taxes	63	36	(1)	98	43	141

INCOME (LOSS) FROM CONTINUING OPERATIONS	165	130	(11)	284	72	356
Less: net income attributable to noncontrolling interests	76	11	—	87	—	87

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	89	119	(11)	197	72	269

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(3)	—	—	(3)	—	(3)
(Gains) losses on early extinguishment of debt, net	2	—	—	2	—	2

NET OPERATING INCOME	$88	$119	$(11)	$196	$72	$268

Effective tax rate (operating income)	28.8%	21.2%	11.0%	25.3%	37.2%	28.9%

	International Mortgage Insurance Segment
Six months ended June 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$285	$202	$18	$505	$275	$780
Net investment income	86	85	2	173	29	202
Net investment gains (losses)	16	—	—	16	—	16
Insurance and investment product fees and other	(1)	—	1	—	1	1

Total revenues	386	287	21	694	305	999

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	79	84	17	180	181	361
Acquisition and operating expenses, net of deferrals	41	51	21	113	74	187
Amortization of deferred acquisition costs and intangibles	20	12	1	33	3	36
Interest expense	11	6	—	17	—	17

Total benefits and expenses	151	153	39	343	258	601

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	235	134	(18)	351	47	398
Provision (benefit) for income taxes	67	33	(1)	99	13	112

INCOME (LOSS) FROM CONTINUING OPERATIONS	168	101	(17)	252	34	286
Less: net income attributable to noncontrolling interests	77	—	—	77	—	77

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	91	101	(17)	175	34	209

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(6)	—	—	(6)	—	(6)
Expenses related to restructuring, net	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$85	$101	$(16)	$170	$34	$204

Effective tax rate (operating income (loss))	29.8%	24.9%	5.3%	28.8%	27.5%	28.6%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$237	$235	$472	$248	$243	$251	$254	$996
Net investment income	75	74	149	80	80	85	88	333
Net investment gains (losses)	12	(3)	9	9	7	13	3	32
Insurance and investment product fees and other	(4)	2	(2)	1	(1)	—	—	—

Total revenues	320	308	628	338	329	349	345	1,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	45	47	92	64	73	80	100	317
Acquisition and operating expenses, net of deferrals	59	49	108	72	56	61	52	241
Amortization of deferred acquisition costs and intangibles	15	15	30	14	13	17	16	60
Interest expense	8	8	16	7	9	8	9	33

Total benefits and expenses	127	119	246	157	151	166	177	651

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	193	189	382	181	178	183	168	710
Provision for income taxes	42	56	98	39	46	51	48	184

INCOME FROM CONTINUING OPERATIONS	151	133	284	142	132	132	120	526
Less: net income attributable to noncontrolling interests	52	35	87	37	40	39	38	154

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	99	98	197	105	92	93	82	372

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(4)	1	(3)	(4)	(2)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	2	—	2	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	1	—	1

NET OPERATING INCOME(1)	$97	$99	$196	$101	$90	$89	$81	$361

Effective tax rate (operating income)	18.8%	30.7%	25.3%	18.8%	25.0%	27.8%	29.9%	25.3%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $108 million and $223 million for the three and six months ended June 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$128	$130	$258	$137	$138	$141	$144	$560
Net investment income	39	39	78	41	43	42	44	170
Net investment gains (losses)	12	(3)	9	6	9	12	4	31
Insurance and investment product fees and other	1	2	3	—	—	(1)	—	(1)

Total revenues	180	168	348	184	190	194	192	760

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	26	41	30	30	35	44	139
Acquisition and operating expenses, net of deferrals	28	21	49	29	23	22	19	93
Amortization of deferred acquisition costs and intangibles	9	10	19	8	9	10	10	37
Interest expense	6	5	11	5	6	5	6	22

Total benefits and expenses	58	62	120	72	68	72	79	291

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	106	228	112	122	122	113	469
Provision for income taxes	32	31	63	28	38	35	32	133

INCOME FROM CONTINUING OPERATIONS	90	75	165	84	84	87	81	336
Less: net income attributable to noncontrolling interests	41	35	76	37	40	39	38	154

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	49	40	89	47	44	48	43	182

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(4)	1	(3)	(3)	(3)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	2	—	2	—	—	—	—	—

NET OPERATING INCOME(1)	$47	$41	$88	$44	$41	$43	$42	$170

Effective tax rate (operating income)	26.3%	31.6%	28.8%	22.9%	35.0%	29.3%	30.2%	29.5%

SALES:
New Insurance Written (NIW)
Flow	$5,000	$2,900	$7,900	$5,000	$6,000	$4,700	$3,300	$19,000
Bulk	7,500	2,900	$10,400	2,400	3,900	6,400	2,400	15,100

Total Canada NIW(2)	$12,500	$5,800	$18,300	$7,400	$9,900	$11,100	$5,700	$34,100

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $51 million and $96 million for the three and six months ended June 30, 2014, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $13,300 million and $19,700 million for the three and six months ended June 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$102	$97	$199	$98	$98	$101	$101	$398
Net investment income	36	34	70	38	36	42	43	159
Net investment gains (losses)	—	—	—	—	(2)	1	(1)	(2)
Insurance and investment product fees and other	(4)	—	(4)	1	(1)	—	—	—

Total revenues	134	131	265	137	131	144	143	555

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	17	41	21	29	36	48	134
Acquisition and operating expenses, net of deferrals	23	19	42	34	25	27	24	110
Amortization of deferred acquisition costs and intangibles	6	5	11	5	5	6	6	22
Interest expense	2	3	5	2	3	3	3	11

Total benefits and expenses	55	44	99	62	62	72	81	277

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	79	87	166	75	69	72	62	278
Provision for income taxes	11	25	36	9	9	17	16	51

INCOME FROM CONTINUING OPERATIONS	68	62	130	66	60	55	46	227
Less: net income attributable to noncontrolling interests	11	—	11	—	—	—	—	—

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	57	62	119	66	60	55	46	227

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	—	1	—	—	1

NET OPERATING INCOME(1)	$57	$62	$119	$66	$61	$55	$46	$228

Effective tax rate (operating income)	10.4%	29.0%	21.2%	12.0%	13.7%	23.5%	26.7%	18.6%

SALES:
New Insurance Written (NIW)
Flow	$7,900	$7,800	$15,700	$9,000	$8,000	$8,700	$7,900	$33,600
Bulk	—	—	—	—	100	900	—	1,000

Total Australia NIW(2)	$7,900	$7,800	$15,700	$9,000	$8,100	$9,600	$7,900	$34,600

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $63 million and $137 million for the three and six months ended June 30, 2014, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $8,700 million and $17,800 million for the three and six months ended June 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$7	$8	$15	$13	$7	$9	$9	$38
Net investment income	—	1	1	1	1	1	1	4
Net investment gains (losses)	—	—	—	3	—	—	—	3
Insurance and investment product fees and other	(1)	—	(1)	—	—	1	—	1

Total revenues	6	9	15	17	8	11	10	46

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	4	10	13	14	9	8	44
Acquisition and operating expenses, net of deferrals	8	9	17	9	8	12	9	38
Amortization of deferred acquisition costs and intangibles	—	—	—	1	(1)	1	—	1
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	14	13	27	23	21	22	17	83

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(8)	(4)	(12)	(6)	(13)	(11)	(7)	(37)
Provision (benefit) for income taxes	(1)	—	(1)	2	(1)	(1)	—	—

LOSS FROM CONTINUING OPERATIONS	(7)	(4)	(11)	(8)	(12)	(10)	(7)	(37)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(7)	(4)	(11)	(8)	(12)	(10)	(7)	(37)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	(1)	—	—	—	(1)
Expenses related to restructuring, net	—	—	—	—	—	1	—	1

NET OPERATING LOSS(1)	$(7)	$(4)	$(11)	$(9)	$(12)	$(9)	$(7)	$(37)

Effective tax rate (operating loss)	11.3%	10.3%	11.0%	-15.3%	11.2%	5.7%	4.9%	3.1%

SALES:
New Insurance Written (NIW)
Flow	$500	$400	$900	$500	$500	$400	$400	$1,800
Bulk	—	—	—	600	—	—	—	600

Total Other Countries NIW(2)	$500	$400	$900	$1,100	$500	$400	$400	$2,400

(1)

Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(6) million and $(10) million for the three and six months ended June 30, 2014, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $500 million and $900 million for the three and six months ended June 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$146	$77	$223	$125	$156	$134	$84	$499
Australia	125	126	251	147	123	132	117	519
Other Countries(1)	1	6	7	6	6	7	5	24

Total Net Premiums Written	$272	$209	$481	$278	$285	$273	$206	$1,042

Loss Ratio(2)
Canada	12%	20%	16%	22%	22%	25%	31%	25%
Australia	23%	17%	20%	21%	31%	35%	47%	34%
Other Countries	90%	55%	71%	102%	170%	110%	90%	115%
Total Loss Ratio	19%	20%	20%	25%	31%	32%	39%	32%

GAAP Basis Expense Ratio(3)
Canada(4)	29%	23%	26%	27%	23%	22%	20%	23%
Australia	28%	25%	27%	39%	30%	32%	31%	33%
Other Countries(1)	131%	107%	119%	69%	106%	129%	113%	101%
Total GAAP Basis Expense Ratio	32%	27%	29%	34%	29%	30%	27%	30%

Adjusted Expense Ratio(5)
Canada(6)	26%	39%	30%	30%	20%	23%	35%	26%
Australia	23%	20%	21%	26%	24%	25%	27%	25%
Other Countries(1)	NM (7)	142%	NM (7)	146%	136%	177%	174%	158%
Total Adjusted Expense Ratio	28%	30%	29%	31%	24%	28%	34%	29%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $298 million, $282 million, $316 million, $285 million, $250 million and $225 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)	Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the adjusted GAAP basis expense ratio was 24% for the three and six months ended June 30, 2014.
(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the adjusted expense ratio was 21% and 27% for the three and six months ended June 30, 2014, respectively.

(7)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2014		2013
	2Q	1Q	4Q	3Q	2Q	1Q
Primary Insurance In-Force
Canada(1)	$314,500	$291,900	$298,000	$300,700	$285,200	$284,700
Australia	288,500	281,000	267,900	275,500	266,500	299,000
Other Countries	26,000	26,200	26,300	32,500	31,300	31,400

Total Primary Insurance In-Force	$629,000	$599,100	$592,200	$608,700	$583,000	$615,100

Primary Risk In-Force(2)
Canada
Flow	$84,500	$80,100	$82,300	$83,400	$79,700	$80,900
Bulk	25,600	22,100	22,000	21,900	20,100	18,800

Total Canada	110,100	102,200	104,300	105,300	99,800	99,700

Australia
Flow	93,800	91,100	86,700	88,800	85,700	96,100
Bulk	7,200	7,200	7,100	7,600	7,600	8,500

Total Australia	101,000	98,300	93,800	96,400	93,300	104,600

Other Countries
Flow(3)	3,200	3,300	3,200	4,000	3,900	3,900
Bulk	400	400	400	300	300	300

Total Other Countries	3,600	3,700	3,600	4,300	4,200	4,200

Total Primary Risk In-Force	$214,700	$204,200	$201,700	$206,000	$197,300	$208,500

(1)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company surveyed its largest customers and obtained updated outstanding balances in Canada. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $141.0 billion as of March 31, 2014, $152.0 billion as of December 31, 2013, $155.0 billion as of September 30, 2013 and $150.0 billion as of June 30, 2013 and March 31, 2013. This is based on the extrapolation of the amounts reported by lenders surveyed to the entire insured population.

(2)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

(3)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $298 million, $282 million, $316 million, $285 million, $250 million and $225 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Insured loans in-force(1)	1,602,928	1,549,650	1,527,554	1,501,139	1,464,060
Insured delinquent loans	1,703	1,860	1,830	1,778	1,778
Insured delinquency rate(2)	0.11%	0.12%	0.12%	0.12%	0.12%

Flow loans in-force(1)	1,213,846	1,197,083	1,187,753	1,171,486	1,151,957
Flow delinquent loans	1,493	1,634	1,591	1,566	1,562
Flow delinquency rate(2)	0.12%	0.14%	0.13%	0.13%	0.14%

Bulk loans in-force(1)	389,082	352,567	339,801	329,653	312,103
Bulk delinquent loans	210	226	239	212	216
Bulk delinquency rate(2)	0.05%	0.06%	0.07%	0.06%	0.07%

Loss Metrics	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Beginning Reserves	$97	$102	$108	$112	$118
Paid claims(3)	(26)	(27)	(33)	(33)	(39)
Increase in reserves	16	26	30	27	36
Impact of changes in foreign exchange rates	3	(4)	(3)	2	(3)

Ending Reserves	$90	$97	$102	$108	$112

	June 30, 2014		March 31, 2014		June 30, 2013
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.06%	47%	0.07%	47%	0.07%
British Columbia	15	0.14%	15	0.17%	15	0.18%
Alberta	16	0.10%	16	0.12%	16	0.15%
Quebec	14	0.18%	14	0.19%	14	0.17%
Nova Scotia	2	0.23%	2	0.24%	2	0.20%
Saskatchewan	2	0.11%	2	0.11%	2	0.14%
Manitoba	2	0.06%	2	0.08%	2	0.09%
New Brunswick	1	0.21%	1	0.24%	1	0.20%
All Other	1	0.12%	1	0.11%	1	0.10%

Total	100%	0.11%	100%	0.12%	100%	0.12%

By Policy Year
2006 and prior	33%	0.03%	34%	0.04%	37%	0.05%
2007	9	0.18%	10	0.21%	10	0.26%
2008	8	0.22%	8	0.25%	9	0.28%
2009	5	0.22%	5	0.25%	6	0.23%
2010	8	0.26%	9	0.26%	9	0.26%
2011	8	0.25%	8	0.27%	9	0.23%
2012	12	0.14%	12	0.14%	14	0.06%
2013	11	0.05%	12	0.04%	6	— %
2014	6	—%	2	—%	—	— %

Total	100%	0.11%	100%	0.12%	100%	0.12%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	Delinquent rates are based on insured loans in-force.
(3)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$28	$28	$56	$32	$32	$39	$51	$154
Bulk	—	1	1	2	2	1	2	7

Total Paid Claims	$28	$29	$57	$34	$34	$40	$53	$161

Average Paid Claim (in thousands)	$63.4	$66.4		$72.2	$69.4	$73.1	$84.9

Average Reserve Per Delinquency (in thousands)	$56.4	$57.5		$59.0	$62.5	$66.1	$61.3

Loss Metrics

Beginning Reserves	$107	$108		$111	$118	$120	$129
Paid claims	(28)	(29)		(34)	(34)	(40)	(53)
Increase in reserves	17	28		31	27	38	44

Ending Reserves	$96	$107		$108	$111	$118	$120

Loan Amount
Over $550K	5%	5%		5%	5%	5%	5%
$400K to $550K	11	11		10	10	10	10
$250K to $400K	32	32		32	32	32	31
$100K to $250K	47	47		48	48	48	49
$100K or Less	5	5		5	5	5	5

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$209	$208		$207	$206	$205	$203

Average Effective Loan-To-Value Ratios By Policy Year(2)

2006 and prior	39%	39%		39%	36%	38%	39%
2007	64%	65%		65%	64%	66%	68%
2008	71%	71%		72%	69%	71%	72%
2009	70%	70%		70%	71%	73%	74%
2010	77%	77%		77%	77%	80%	81%
2011	81%	81%		82%	83%	86%	87%
2012	86%	87%		87%	87%	90%	91%
2013	91%	91%		92%	91%	92%	—%
2014	93%	—%		—%	—%	—%	—%
Total Flow	57%	57%		57%	55%	56%	56%

Total Bulk	41%	41%		41%	34%	31%	31%

Total	54%	54%		53%	51%	50%	50%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.
(2)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Insured loans in-force	1,481,201	1,477,063	1,474,181	1,463,148	1,459,376
Insured delinquent loans	5,405	5,070	4,980	5,454	5,820
Insured delinquency rate	0.36%	0.34%	0.34%	0.37%	0.40%

Flow loans in-force	1,362,236	1,355,635	1,350,571	1,336,901	1,330,157
Flow delinquent loans	5,125	4,813	4,760	5,192	5,513
Flow delinquency rate	0.38%	0.36%	0.35%	0.39%	0.41%

Bulk loans in-force	118,965	121,428	123,610	126,247	129,219
Bulk delinquent loans	280	257	220	262	307
Bulk delinquency rate	0.24%	0.21%	0.18%	0.21%	0.24%

Loss Metrics	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Beginning Reserves	$168	$172	$198	$200	$238
Paid claims	(24)	(27)	(39)	(37)	(45)
Increase in reserves	24	17	20	30	35
Impact of changes in foreign exchange rates	3	6	(7)	5	(28)

Ending Reserves	$171	$168	$172	$198	$200

	June 30, 2014		March 31, 2014		June 30, 2013
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.33%	29%	0.31%	30%	0.38%
Victoria	23	0.34%	23	0.31%	23	0.33%
Queensland	23	0.48%	23	0.45%	22	0.54%
Western Australia	11	0.34%	11	0.33%	11	0.36%
South Australia	6	0.43%	6	0.42%	6	0.45%
New Zealand	2	0.34%	2	0.34%	2	0.54%
Australian Capital Territory	3	0.13%	3	0.11%	3	0.10%
Tasmania	2	0.30%	2	0.29%	2	0.35%
Northern Territory	1	0.20%	1	0.20%	1	0.16%

Total	100%	0.36%	100%	0.34%	100%	0.40%

By Policy Year
2006 and prior	33%	0.23%	34%	0.22%	36%	0.26%
2007	8	0.72%	9	0.69%	10	0.82%
2008	8	0.95%	8	0.89%	9	0.98%
2009	9	0.66%	10	0.64%	11	0.73%
2010	7	0.40%	7	0.36%	8	0.33%
2011	8	0.39%	8	0.34%	9	0.27%
2012	10	0.29%	10	0.22%	11	0.10%
2013	11	0.10%	11	0.05%	6	0.01%
2014	6	—%	3	—%	—	— %

Total	100%	0.36%	100%	0.34%	100%	0.40%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$25	$30	$55	$41	$39	$44	$59	$183
Bulk	—	—	—	—	2	—	—	2

Total Paid Claims	$25	$30	$55	$41	$41	$44	$59	$185

Average Paid Claim (in thousands)	$60.5	$65.1		$71.5	$79.9	$80.3	$81.4

Average Reserve Per Delinquency (in thousands)	$33.6	$35.7		$38.6	$38.8	$37.7	$38.9

Loss Metrics
Beginning Reserves	$181	$192		$212	$220	$228	$241
Paid claims	(25)	(30)		(41)	(41)	(44)	(59)
Increase in reserves	25	19		21	33	36	46

Ending Reserves	$181	$181		$192	$212	$220	$228

Loan Amount

Over $550K	12%	12%		12%	12%	12%	12%
$400K to $550K	18	18		17	17	17	16
$250K to $400K	37	37		37	37	37	37
$100K to $250K	27	27		28	28	28	29
$100K or Less	6	6		6	6	6	6

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$207	$205		$203	$202	$200	$198
Average Effective Loan-To-Value Ratios By Policy Year(1), (2)

2006 and prior	38%	40%		41%	43%	47%	48%
2007	61%	63%		64%	66%	67%	68%
2008	68%	70%		72%	74%	74%	76%
2009	70%	73%		75%	77%	77%	79%
2010	76%	78%		80%	83%	83%	85%
2011	77%	80%		82%	85%	85%	87%
2012	78%	80%		82%	85%	85%	86%
2013	82%	84%		85%	87%	87%	—%
2014	87%	—%		—%	—%	—%	—%
Total Flow	61%	62%		64%	65%	68%	69%

Total Bulk	29%	30%		31%	32%	37%	38%
Total	58%	59%		60%	61%	65%	66%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

(2)	Beginning in the third quarter of 2013, data from RP Data extended back to 1999. Previously, the data extended back to 2002. Previous periods were not re-presented for this change.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	June 30, 2014			March 31, 2014
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$38,802	$38,802	$—	$36,468	$36,468	$—
90.01% to 95.00%	26,086	26,084	2	24,835	24,833	2
80.01% to 90.00%	20,188	16,450	3,738	18,985	15,739	3,246
80.00% and below	25,013	3,188	21,825	21,888	3,032	18,856

Total Canada	$110,089	$84,524	$25,565	$102,176	$80,072	$22,104

Australia
95.01% and above	$19,438	$19,437	$1	$18,860	$18,860	$—
90.01% to 95.00%	24,467	24,459	8	23,525	23,517	8
80.01% to 90.00%	26,248	26,157	91	25,478	25,386	92
80.00% and below	30,816	23,756	7,060	30,489	23,375	7,114

Total Australia	$100,969	$93,809	$7,160	$98,352	$91,138	$7,214

Other Countries(2)
95.01% and above	$618	$618	$—	$629	$629	$—
90.01% to 95.00%	1,757	1,695	62	1,766	1,701	64
80.01% to 90.00%	1,028	757	271	1,052	772	280
80.00% and below	222	181	41	223	181	42

Total Other Countries	$3,625	$3,251	$374	$3,670	$3,283	$386

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $298 million and $282 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2014 and March 31, 2014.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$144	$137	$281	$142	$137	$141	$134	$554
Net investment income	11	18	29	13	18	10	19	60
Net investment gains (losses)	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	1	—	1	—	1	—	1	2

Total revenues	156	155	311	155	156	151	154	616

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	62	63	125	108	123	97	84	412
Acquisition and operating expenses, net of deferrals	34	33	67	35	35	35	39	144
Amortization of deferred acquisition costs and intangibles	2	2	4	1	2	2	1	6

Total benefits and expenses	98	98	196	144	160	134	124	562

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	58	57	115	11	(4)	17	30	54
Provision (benefit) for income taxes	19	24	43	5	(1)	4	9	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	39	33	72	6	(3)	13	21	37

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$39	$33	$72	$6	$(3)	$13	$21	$37

Effective tax rate (operating income (loss))	32.4%	42.0%	37.2%	45.0%	14.0%	22.9%	30.1%	31.6%

SALES:
New Insurance Written (NIW)
Flow	$6,100	$3,900	$10,000	$4,900	$6,400	$6,300	$4,700	$22,300
Bulk	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$6,100	$3,900	$10,000	$4,900	$6,400	$6,300	$4,700	$22,300

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2014				2013
	2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$5,300	59	$3,400	58	$4,300	62	$5,800	60	$5,600	58	$4,300	56
Single	800	197	500	200	600	207	600	210	700	205	400	201

Total Flow	$6,100		$3,900		$4,900		$6,400		$6,300		$4,700

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$3,600	59%	$2,400	61%	$3,100	63%	$4,400	69%	$4,500	72%	$3,400	72%
680 - 735	2,000	33	1,200	31	1,500	31	1,900	29	1,600	25	1,200	26
660 - 679(2)	300	5	200	5	200	4	100	2	200	3	100	2
620 - 659	200	3	100	3	100	2	—	—	—	—	—	—
<620	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

Loan-To-Value Ratio
95.01% and above	$100	2%	$100	3%	$200	4%	$200	3%	$200	3%	$100	2%
90.01% to 95.00%	3,300	54	1,900	49	2,300	47	3,000	47	2,700	43	1,900	41
85.01% to 90.00%	1,900	31	1,300	33	1,600	33	2,200	34	2,300	37	1,700	36
85.00% and below	800	13	600	15	800	16	1,000	16	1,100	17	1,000	21

Total Flow	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

Origination
Purchase	$5,100	84%	$3,000	77%	$3,800	78%	$4,600	72%	$3,800	60%	$2,200	47%
Refinance	1,000	16	900	23	1,100	22	1,800	28	2,500	40	2,500	53

Total Flow	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$151	$144	$295	$148	$140	$144	$135	$567

New Risk Written
Flow	$1,521	$960	$2,481	$1,196	$1,577	$1,478	$1,091	$5,342
Bulk	—	—	—	—	—	—	—	—

Total Primary	1,521	960	2,481	1,196	1,577	1,478	1,091	5,342
Pool	—	—	—	—	—	—	—	—

Total New Risk Written	$1,521	$960	$2,481	$1,196	$1,577	$1,478	$1,091	$5,342

Primary Insurance In-Force	$110,500	$109,100		$109,300	$109,000	$108,800	$109,300

Risk In-Force
Flow	$26,880	$26,405		$26,327	$26,194	$25,957	$25,626
Bulk(1)	434	442		448	456	463	485

Total Primary	27,314	26,847		26,775	26,650	26,420	26,111
Pool	163	171		177	187	196	205

Total Risk In-Force	$27,477	$27,018		$26,952	$26,837	$26,616	$26,316

Primary Risk In-Force Subject To Captives	7%	8%		9%	10%	11%	12%

Primary Risk In-Force That Is GSE Conforming	97%	97%		97%	97%	97%	97%

GAAP Basis Expense Ratio(2)	25%	25%	25%	26%	26%	26%	30%	27%

Adjusted Expense Ratio(3)	23%	24%	24%	25%	26%	25%	30%	27%

Flow Persistency	83%	85%		83%	79%	81%	80%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	3%	3%		3%	4%	4%	4%

Risk To Capital Ratio(4)	14.6:1	18.7:1		19.5:1	22.4:1	22.4:1	24.2:1

Average Primary Loan Size (in thousands)	$178	$176		$175	$174	$172	$168

Estimated Savings For Loss Mitigation Activities(5)	$102	$114	$216	$124	$136	$144	$159	$563

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of June 30, 2014, 84% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk to capital waivers or existing authority to write new business in all 50 states in its primary writing entity, which has maintained a risk to capital ratio below the maximum requirement since June 30, 2013. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)

Loss mitigation activities are defined as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigations savings, are subject to re-default and may result in a potential claim in future periods as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$148	$178	$326	$198	$216	$197	$253	$864
Assumed(1)	6	6	12	8	9	12	13	42
Ceded	(4)	(15)	(19)	(8)	(9)	(11)	(17)	(45)
Loss adjustment expenses	4	5	9	6	6	6	6	24

Total Flow	154	174	328	204	222	204	255	885
Bulk	2	2	4	2	3	6	3	14

Total Primary	156	176	332	206	225	210	258	899
Pool	1	1	2	1	1	2	1	5

Total Paid Claims	$157	$177	$334	$207	$226	$212	$259	$904

Average Paid Claim (in thousands)	$47.2	$43.6		$45.3	$45.3	$45.0	$44.2

Average Direct Paid Claim (in thousands)(2)	$45.6	$44.5		$43.5	$43.5	$42.3	$43.5

Average Reserve Per Delinquency (in thousands)
Flow	$30.0	$30.3		$29.4	$29.6	$30.0	$29.8
Bulk loans with established reserve	22.5	19.2		19.7	20.0	20.8	21.9
Bulk loans with no reserve(3)	—	—		—	—	—	—

Reserves:
Flow direct case	$1,083	$1,172		$1,277	$1,377	$1,471	$1,566
Bulk direct case	24	25		27	28	29	33
Assumed(1)	24	29		35	39	51	57
All other(4)	125	129		143	143	145	164

Total Reserves	$1,256	$1,355		$1,482	$1,587	$1,696	$1,820

Beginning Reserves	$1,355	$1,482	$1,482	$1,587	$1,696	$1,820	$2,009	$2,009
Paid claims	(162)	(192)	(354)	(215)	(235)	(223)	(276)	(949)
Increase in reserves	63	65	128	110	126	99	87	422

Ending Reserves	$1,256	$1,355	$1,256	$1,482	$1,587	$1,696	$1,820	$1,482

Beginning Reinsurance Recoverable(5)	$31	$44	$44	$50	$56	$66	$80	$80
Ceded paid claims	(5)	(15)	(20)	(8)	(9)	(11)	(17)	(45)
Increase in recoverable	1	2	3	2	3	1	3	9

Ending Reinsurance Recoverable	$27	$31	$27	$44	$50	$56	$66	$44

Loss Ratio(6)	43%	46%	45%	76%	90%	70%	62%	74%
The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)	The ratio of incurred losses to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	40,897	43,733		49,255	52,509	55,413	59,789
Bulk loans with an established reserve	1,147	1,434		1,491	1,509	1,526	1,603
Bulk loans with no reserve(1)	561	694		713	726	1,260	1,412

Total Number of Primary Delinquencies	42,605	45,861		51,459	54,744	58,199	62,804

Beginning Number of Primary Delinquencies	45,861	51,459	51,459	54,744	58,199	62,804	69,239	69,239
New delinquencies	10,568	12,100	22,668	13,205	14,105	13,192	15,060	55,562
Delinquency cures	(10,545)	(13,678)	(24,223)	(11,974)	(12,603)	(13,127)	(15,677)	(53,381)
Paid claims	(3,279)	(4,020)	(7,299)	(4,516)	(4,957)	(4,670)	(5,818)	(19,961)

Ending Number of Primary Delinquencies	42,605	45,861	42,605	51,459	54,744	58,199	62,804	51,459

Composition of Cures
Reported delinquent and cured-intraquarter	1,993	3,141		2,107	2,488	2,447	3,519
Number of missed payments delinquent prior to cure:
3 payments or less	5,335	7,252		6,253	6,291	6,748	8,125
4 - 11 payments	2,253	2,391		2,385	2,387	2,737	2,856
12 payments or more	964	894		1,229	1,437	1,195	1,177

Total	10,545	13,678		11,974	12,603	13,127	15,677

Primary Delinquencies by Missed Payment Status
3 payments or less	11,228	11,351		13,992	14,078	13,871	14,674
4 - 11 payments	9,913	11,463		12,410	13,134	14,503	16,804
12 payments or more	21,464	23,047		25,057	27,532	29,825	31,326

Primary Delinquencies	42,605	45,861		51,459	54,744	58,199	62,804

	June 30, 2014
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,780	$76	$427	18%
4 - 11 payments in default	9,601	242	398	61%
12 payments or more in default	20,516	765	1,016	75%

Total	40,897	$1,083	$1,841	59%

	December 31, 2013
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	13,436	$121	$523	23%
4 - 11 payments in default	11,854	305	486	63%
12 payments or more in default	23,965	851	1,178	72%

Total	49,255	$1,277	$2,187	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2014		2013
	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	81%	80%	79%	79%	78%	76%
Primary by FICO Scores 620-679	15%	16%	17%	17%	18%	19%
Primary by FICO Scores 575-619	3%	3%	3%	3%	3%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	1%	1%

Flow by FICO Scores >679	81%	80%	79%	79%	77%	76%
Flow by FICO Scores 620-679	15%	16%	17%	17%	19%	19%
Flow by FICO Scores 575-619	3%	3%	3%	3%	3%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	1%	1%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus	3%	3%	3%	3%	3%	4%
Primary sub-prime(2)	2%	2%	2%	2%	3%	3%

Primary Loans
Primary loans in-force	620,415	618,442	624,236	627,536	633,685	649,570
Primary delinquent loans	42,605	45,861	51,459	54,744	58,199	62,804
Primary delinquency rate	6.87%	7.42%	8.24%	8.72%	9.18%	9.67%

Flow loans in-force	585,719	582,553	586,546	589,703	590,949	590,051
Flow delinquent loans	40,897	43,733	49,255	52,509	55,413	59,789
Flow delinquency rate	6.98%	7.51%	8.40%	8.90%	9.38%	10.13%

Bulk loans in-force	34,696	35,889	37,690	37,833	42,736	59,519
Bulk delinquent loans	1,708	2,128	2,204	2,235	2,786	3,015
Bulk delinquency rate	4.92%	5.93%	5.85%	5.91%	6.52%	5.07%

A minus and sub-prime loans in-force	36,219	37,714	39,307	41,081	42,993	44,873
A minus and sub-prime delinquent loans	8,238	8,789	10,023	10,548	10,803	11,484
A minus and sub-prime delinquency rate	22.74%	23.30%	25.50%	25.68%	25.13%	25.59%

Pool Loans
Pool loans in-force	10,336	10,710	11,354	11,657	12,063	12,558
Pool delinquent loans	546	575	628	670	634	674
Pool delinquency rate	5.28%	5.37%	5.53%	5.75%	5.26%	5.37%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	June 30, 2014			March 31, 2014			June 30, 2013
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	30%	20%	9.01%	31%	20%	9.85%	34%	21%	12.69%
South Central(3)	7	16	4.73%	8	16	5.10%	9	16	6.29%
Northeast(4)	25	15	11.17%	23	15	11.60%	17	15	12.50%
Pacific(5)	10	12	5.28%	10	12	5.77%	12	12	7.96%
North Central(6)	10	11	5.89%	10	11	6.59%	11	11	8.62%
Great Lakes(7)	6	10	4.90%	6	10	5.33%	6	9	6.78%
New England(8)	5	6	6.69%	5	6	7.15%	4	6	8.57%
Mid-Atlantic(9)	5	5	6.79%	5	5	7.32%	4	5	8.85%
Plains(10)	2	5	4.50%	2	5	4.76%	3	5	5.93%

Total	100%	100%	6.87%	100%	100%	7.42%	100%	100%	9.18%

By State
California	4%	7%	3.42%	4%	7%	3.78%	5%	7%	5.39%
Texas	3%	7%	4.66%	3%	7%	4.89%	3%	7%	5.74%
New York	11%	6%	11.11%	11%	7%	11.34%	8%	7%	11.58%
Florida	21%	6%	15.71%	22%	6%	17.49%	23%	7%	23.12%
Illinois	6%	5%	7.82%	7%	5%	8.73%	8%	5%	11.95%
New Jersey	10%	4%	15.45%	9%	4%	16.27%	7%	4%	18.05%
Pennsylvania	4%	4%	8.25%	3%	4%	8.67%	3%	4%	9.94%
Georgia	3%	4%	6.76%	3%	4%	7.37%	3%	4%	9.73%
Ohio	2%	4%	5.44%	2%	4%	6.01%	2%	3%	7.29%
North Carolina	2%	4%	6.04%	2%	4%	6.58%	3%	4%	8.47%

(1)	Total reserves were $1,256 million, $1,355 million and $1,696 million as of June 30, 2014, March 31, 2014 and June 30, 2013, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	June 30, 2014		March 31, 2014		June 30, 2013
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$27,314	6.87%	$26,847	7.42%	$26,420	9.18%
Top 10 lenders	12,393	7.96%	12,450	8.41%	12,806	10.66%
Top 20 lenders	14,328	7.88%	14,337	8.32%	14,555	10.27%

Loan-to-value ratio
95.01% and above	$7,107	8.91%	$7,267	9.24%	$7,480	10.93%
90.01% to 95.00%	10,738	5.86%	10,187	6.57%	9,469	8.55%
80.01% to 90.00%	9,081	6.73%	8,999	7.30%	9,058	9.09%
80.00% and below	388	3.45%	394	3.59%	413	4.61%

Total	$27,314	6.87%	$26,847	7.42%	$26,420	9.18%

Loan grade
Prime	$25,965	5.88%	$25,446	6.38%	$24,840	8.02%
A minus and sub-prime	1,349	22.74%	1,401	23.30%	1,580	25.13%

Total	$27,314	6.87%	$26,847	7.42%	$26,420	9.18%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$26,581	6.79%	$26,090	7.30%	$25,583	9.14%
Bulk	419	4.72%	427	5.66%	446	6.30%
Adjustable rate mortgage
Flow	299	27.80%	315	27.84%	374	28.96%
Bulk	15	11.09%	15	14.48%	17	13.93%
Second mortgages	—	—%	—	—%	—	—%

Total	$27,314	6.87%	$26,847	7.42%	$26,420	9.18%

Type of documentation
Alt-A
Flow	$432	29.50%	$453	30.16%	$532	32.16%
Bulk	29	11.53%	30	11.88%	31	16.77%
Standard(2)
Flow	26,448	6.65%	25,952	7.15%	25,425	8.96%
Bulk	405	4.51%	412	5.56%	432	5.86%

Total	$27,314	6.87%	$26,847	7.42%	$26,420	9.18%

Mortgage term
15 years and under	$1,115	0.80%	$1,118	0.77%	$992	1.16%
More than 15 years	26,199	7.31%	25,729	7.91%	25,428	9.74%

Total	$27,314	6.87%	$26,847	7.42%	$26,420	9.18%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard also includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	June 30, 2014
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2003 and prior	6.41%	7.4%	$3,962	3.6%	$903	3.3%	15.27%
2004	5.74%	5.2	2,631	2.4	628	2.3	12.36%
2005	5.71%	12.4	5,154	4.6	1,372	5.0	14.33%
2006	5.96%	17.8	7,857	7.1	1,992	7.3	13.87%
2007	5.89%	37.4	18,641	16.9	4,670	17.1	13.23%
2008	5.42%	17.7	16,547	15.0	4,175	15.3	7.38%
2009	4.98%	0.6	2,996	2.7	672	2.5	1.76%
2010	4.69%	0.6	3,950	3.6	924	3.4	1.10%
2011	4.49%	0.4	5,305	4.8	1,310	4.8	0.85%
2012	3.78%	0.3	12,812	11.6	3,157	11.5	0.28%
2013	3.95%	0.2	20,775	18.8	5,048	18.5	0.16%
2014	4.48%	—	9,881	8.9	2,463	9.0	0.03%

Total	5.08%	100.0%	$110,511	100.0%	$27,314	100.0%	6.87%

	June 30, 2014		March 31, 2014
Occupancy and Property Type	% of Primary Risk In-Force	Deliquency Rate	% of Primary Risk In-Force	Deliquency Rate
Occupancy Status
Primary residence	94.8%	6.79%	94.6%	7.34%
Second home	2.7	7.60%	2.8	8.09%
Non-owner occupied	2.5	8.14%	2.6	8.60%

Total	100.0%	6.87%	100.0%	7.42%

Property Type
Single family detached	88.5%	6.61%	88.2%	7.12%
Condominium and co-operative	9.9	7.86%	10.1	8.59%
Multi-family and other	1.6	13.86%	1.7	14.81%

Total	100.0%	6.87%	100.0%	7.42%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $1,256 million as of June 30, 2014.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$200	$176	$376	$159	$160	$156	$166	$641
Net investment income	56	53	109	67	53	68	69	257
Net investment gains (losses)	(3)	(17)	(20)	19	(24)	(9)	(52)	(66)
Insurance and investment product fees and other	53	54	107	55	56	53	100	264

Total revenues	306	266	572	300	245	268	283	1,096

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	62	54	116	48	49	51	43	191
Interest credited	29	29	58	30	28	29	32	119
Acquisition and operating expenses, net of deferrals	155	135	290	135	162	140	179	616
Amortization of deferred acquisition costs and intangibles	40	42	82	35	28	38	18	119
Interest expense	91	98	189	89	90	89	94	362

Total benefits and expenses	377	358	735	337	357	347	366	1,407

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(71)	(92)	(163)	(37)	(112)	(79)	(83)	(311)
Benefit for income taxes	(23)	(50)	(73)	(14)	(22)	(28)	(26)	(90)

LOSS FROM CONTINUING OPERATIONS	(48)	(42)	(90)	(23)	(90)	(51)	(57)	(221)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	2	6	(20)	(12)

NET LOSS	(48)	(42)	(90)	(23)	(88)	(45)	(77)	(233)
ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	1	10	11	(10)	11	—	21	22
(Gains) losses on early extinguishment of debt, net	—	—	—	—	20	—	—	20
Expenses related to restructuring, net	—	—	—	—	—	3	—	3
(Income) loss from discontinued operations, net of taxes	—	—	—	—	(2)	(6)	20	12

NET OPERATING LOSS	$(47)	$(32)	$(79)	$(33)	$(59)	$(48)	$(36)	$(176)

Effective tax rate (operating loss)	33.0%	57.5%	45.9%	37.5%	8.1%	35.9%	28.2%	27.4%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended June 30, 2014	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$199	$1	$—	$200
Net investment income	22	33	1	56
Net investment gains (losses)	—	3	(6)	(3)
Insurance and investment product fees and other	2	52	(1)	53

Total revenues	223	89	(6)	306

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	56	6	—	62
Interest credited	—	29	—	29
Acquisition and operating expenses, net of deferrals	126	20	9	155
Amortization of deferred acquisition costs and intangibles	30	10	—	40
Interest expense	9	1	81	91

Total benefits and expenses	221	66	90	377

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2	23	(96)	(71)
Provision (benefit) for income taxes	—	5	(28)	(23)

INCOME (LOSS) FROM CONTINUING OPERATIONS	2	18	(68)	(48)

NET INCOME (LOSS)	2	18	(68)	(48)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	—	(3)	4	1

NET OPERATING INCOME (LOSS)	$2	$15	$(64)	$(47)

Effective tax rate (operating income (loss))	6.8%	16.1%	28.8%	33.0%
Three months ended June 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$154	$2	$—	$156
Net investment income	31	34	3	68
Net investment gains (losses)	16	(20)	(5)	(9)
Insurance and investment product fees and other	1	53	(1)	53

Total revenues	202	69	(3)	268

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	10	—	51
Interest credited	—	29	—	29
Acquisition and operating expenses, net of deferrals	110	22	8	140
Amortization of deferred acquisition costs and intangibles	26	8	4	38
Interest expense	11	1	77	89

Total benefits and expenses	188	70	89	347

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	(1)	(92)	(79)
Provision (benefit) for income taxes	5	—	(33)	(28)

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	(1)	(59)	(51)
Loss from discontinued operations, net of taxes	—	—	6	6

NET INCOME (LOSS)	9	(1)	(53)	(45)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(11)	7	4	—
Expenses related to restructuring, net	3	—	—	3
(Income) loss from discontinued operations, net of taxes	—	—	(6)	(6)

NET OPERATING INCOME (LOSS)	$1	$6	$(55)	$(48)

Effective tax rate (operating income (loss))	38.7%	40.9%	36.7%	35.9%

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Six months ended June 30, 2014	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$374	$2	$—	$376
Net investment income	52	65	(8)	109
Net investment gains (losses)	1	(10)	(11)	(20)
Insurance and investment product fees and other	3	105	(1)	107

Total revenues	430	162	(20)	572

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	102	14	—	116
Interest credited	—	58	—	58
Acquisition and operating expenses, net of deferrals	235	40	15	290
Amortization of deferred acquisition costs and intangibles	60	21	1	82
Interest expense	24	1	164	189

Total benefits and expenses	421	134	180	735

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9	28	(200)	(163)
Provision (benefit) for income taxes	(1)	5	(77)	(73)

INCOME (LOSS) FROM CONTINUING OPERATIONS	10	23	(123)	(90)

NET INCOME (LOSS)	10	23	(123)	(90)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	(1)	4	8	11

NET OPERATING INCOME (LOSS)	$9	$27	$(115)	$(79)

Effective tax rate (operating income (loss))	-13.1%	20.2%	38.7%	45.9%
Six months ended June 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$319	$3	$—	$322
Net investment income	64	68	5	137
Net investment gains (losses)	22	(68)	(15)	(61)
Insurance and investment product fees and other	2	109	42	153

Total revenues	407	112	32	551

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	80	14	—	94
Interest credited	—	61	—	61
Acquisition and operating expenses, net of deferrals	220	42	57	319
Amortization of deferred acquisition costs and intangibles	54	(5)	7	56
Interest expense	25	1	157	183

Total benefits and expenses	379	113	221	713

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	28	(1)	(189)	(162)
Provision (benefit) for income taxes	9	3	(66)	(54)

INCOME (LOSS) FROM CONTINUING OPERATIONS	19	(4)	(123)	(108)
Income (loss) from discontinued operations, net of taxes	—	—	(14)	(14)

NET INCOME (LOSS)	19	(4)	(137)	(122)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(15)	26	10	21
Expenses related to restructuring, net	3	—	—	3
(Income) loss from discontinued operations, net of taxes	—	—	14	14

NET OPERATING INCOME (LOSS)	$7	$22	$(113)	$(84)

Effective tax rate (operating income (loss))	28.2%	43.8%	35.1%	32.8%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$199	$175	$374	$158	$159	$154	$165	$636
Net investment income	22	30	52	29	26	31	33	119
Net investment gains (losses)	—	1	1	4	1	16	6	27
Insurance and investment product fees and other	2	1	3	1	1	1	1	4

Total revenues	223	207	430	192	187	202	205	786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	56	46	102	39	40	41	39	159
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	126	109	235	107	106	110	110	433
Amortization of deferred acquisition costs and intangibles	30	30	60	27	25	26	28	106
Interest expense	9	15	24	8	9	11	14	42

Total benefits and expenses	221	200	421	181	180	188	191	740

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2	7	9	11	7	14	14	46
Provision (benefit) for income taxes	—	(1)	(1)	(5)	3	5	4	7

INCOME FROM CONTINUING OPERATIONS	2	8	10	16	4	9	10	39

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	(1)	(1)	(3)	—	(11)	(4)	(18)
Expenses related to restructuring, net	—	—	—	—	—	3	—	3

NET OPERATING INCOME(1)	$2	$7	$9	$13	$4	$1	$6	$24

Effective tax rate (operating income)	6.8%	-22.3%	-13.1%	-95.6%	36.7%	38.7%	26.1%	-5.1%

Net Premiums Written
Northern Europe	$104	$115	$219	$104	$113	$106	$106	$429
Southern Europe	86	108	194	72	71	74	78	295
Structured Deals(2)	41	30	71	37	37	49	28	151
New Markets	15	11	26	9	9	14	21	53

Pre-Deposit Accounting Basis(3)	246	264	510	222	230	243	233	928

Deposit Accounting Adjustments	47	68	115	70	76	94	80	320

Total(4)	$199	$196	$395	$152	$154	$149	$153	$608

Loss Ratio	28%	26%	27%	25%	25%	26%	24%	25%

The	loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $2 million and $9 million for the three and six months ended June 30, 2014, respectively.

(2)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(3)

This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. While this is a non-GAAP measure, management believes that “net premiums written on a pre-deposit accounting basis” represent an economic view of written premiums and enhances the understanding of the underlying performance of the business. However, net premiums written on a pre-deposit accounting basis is not a substitute for net premiums written determined in accordance with GAAP.

(4)

Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $188 million and $381 million for the three and six months ended June 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	2Q 2014			1Q 2014			Total 2014
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$199	$41	$240	$175	$43	$218	$374	84	$458
Net investment income	22	(7)	15	30	(10)	20	52	(17)	35
Net investment gains (losses)	—	—	—	1	—	1	1	—	1
Insurance and investment product fees and other	2	—	2	1	—	1	3	—	3

Total revenues	223	34	257	207	33	240	430	67	497

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	56	20	76	46	20	66	102	40	142
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	126	8	134	109	9	118	235	17	252
Amortization of deferred acquisition costs and intangibles	30	9	39	30	10	40	60	19	79
Interest expense	9	(3)	6	15	(6)	9	24	(9)	15

Total benefits and expenses	221	34	255	200	33	233	421	67	488

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2	—	2	7	—	7	9	—	9
Provision (benefit) for income taxes	—	—	—	(1)	—	(1)	(1)	—	(1)

INCOME FROM CONTINUING OPERATIONS	2	—	2	8	—	8	10	—	10

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	(1)	—	(1)	(1)	—	(1)

NET OPERATING INCOME(1)	$2	$—	$2	$7	$—	$7	$9	$—	$9

Effective tax rate (operating income)	6.8%		6.8%	-22.3%		-22.3%	-13.1%		-13.1%

Other Metrics:
Premiums	$199	$41	$240	$175	$43	$218	374	$84	$458
Benefits and other changes in policy reserves	56	20	76	46	20	66	102	40	142
Commissions(2)	96	8	104	81	9	90	177	17	194

Margin before profit sharing	47	13	60	48	14	62	95	27	122
Profit share(2)	18	10	28	19	9	28	37	19	56

Underwriting profit(3)	$29	$3	$32	$29	$5	$34	$58	$8	$66

Loss Ratio	28%		32%	26%		30%	27%		31%

Underwriting Margin(3)	15%		13%	17%		16%	16%		14%

Combined Ratio(4)	107%		104%	106%		103%	106%		103%
This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $2 million and $9 million for the three and six months ended June 30, 2014, respectively.

(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2013			3Q 2013			2Q 2013			1Q 2013			Total 2013
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Net investment income	29	(8)	21	26	(6)	20	31	(9)	22	33	(11)	22	119	(34)	85
Net investment gains (losses)	4	—	4	1	—	1	16	—	16	6	—	6	27	—	27
Insurance and investment product fees and other	1	—	1	1	—	1	1	—	1	1	—	1	4	—	4

Total revenues	192	35	227	187	41	228	202	43	245	205	51	256	786	170	956

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	107	11	118	106	6	112	110	13	123	110	9	119	433	39	472
Amortization of deferred acquisition costs and intangibles	27	8	35	25	13	38	26	11	37	28	14	42	106	46	152
Interest expense	8	1	9	9	—	9	11	(2)	9	14	(5)	9	42	(6)	36

Total benefits and expenses	181	35	216	180	41	221	188	43	231	191	51	242	740	170	910

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	—	11	7	—	7	14	—	14	14	—	14	46	—	46
Provision (benefit) for income taxes	(5)	—	(5)	3	—	3	5	—	5	4	—	4	7	—	7

INCOME FROM CONTINUING OPERATIONS	16	—	16	4	—	4	9	—	9	10	—	10	39	—	39

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	—	(3)	—	—	—	(11)	—	(11)	(4)	—	(4)	(18)	—	(18)
Expenses related to restructuring, net	—	—	—	—	—	—	3	—	3	—	—	—	3	—	3

NET OPERATING INCOME	$13	$—	$13	$4	$—	$4	$1	$—	$1	$6	$—	$6	$24	$—	$24

Effective tax rate (operating income)	-95.6%		-95.6%	36.7%		36.7%	38.7%		38.7%	26.1%		26.1%	-5.1%		-5.1%

Other Metrics:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Commissions(1)	74	10	84	75	12	87	75	11	86	80	12	92	304	45	349

Margin before profit sharing	45	18	63	44	13	57	38	20	58	46	17	63	173	68	241
Profit share(1)	20	10	30	18	8	26	18	13	31	18	11	29	74	42	116

Underwriting profit(2)	$25	$8	$33	$26	$5	$31	$20	$7	$27	$28	$6	$34	$99	$26	$125

Loss Ratio	25%		27%	25%		30%	26%		30%	24%		32%	25%		30%

Underwriting Margin(2)	16%		16%	16%		15%	13%		13%	17%		15%	16%		15%

Combined Ratio(3)	109%		103%	108%		103%	115%		108%	107%		103%	110%		104%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Income—Runoff Segment

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$1	$2	$1	$1	$2	$1	$5
Net investment income	33	32	65	38	33	34	34	139
Net investment gains (losses)	3	(13)	(10)	24	(14)	(20)	(48)	(58)
Insurance and investment product fees and other	52	53	105	54	53	53	56	216

Total revenues	89	73	162	117	73	69	43	302

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	8	14	9	9	10	4	32
Interest credited	29	29	58	30	28	29	32	119
Acquisition and operating expenses, net of deferrals	20	20	40	21	18	22	20	81
Amortization of deferred acquisition costs and intangibles	10	11	21	9	2	8	(13)	6
Interest expense	1	—	1	1	—	1	—	2

Total benefits and expenses	66	68	134	70	57	70	43	240

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	23	5	28	47	16	(1)	—	62
Provision (benefit) for income taxes	5	—	5	15	(5)	—	3	13

INCOME (LOSS) FROM CONTINUING OPERATIONS	18	5	23	32	21	(1)	(3)	49

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	7	4	(13)	4	7	19	17

NET OPERATING INCOME	$15	$12	$27	$19	$25	$6	$16	$66

Effective tax rate (operating income)	16.1%	25.1%	20.2%	28.1%	-6.9%	40.9%	44.8%	25.5%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities—Income Distribution Series
Account value, beginning of the period	$5,990	$6,061	$6,061	$6,044	$5,983	$6,202	$6,141	$6,141
Deposits	13	16	29	19	19	18	20	76
Surrenders, benefits and product charges	(210)	(198)	(408)	(212)	(186)	(183)	(173)	(754)

Net flows	(197)	(182)	(379)	(193)	(167)	(165)	(153)	(678)
Interest credited and investment performance	191	111	302	210	228	(54)	214	598

Account value, end of the period	5,984	5,990	5,984	6,061	6,044	5,983	6,202	6,061

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,598	1,643	1,643	1,620	1,601	1,674	1,662	1,662
Deposits	4	3	7	4	4	2	3	13
Surrenders, benefits and product charges	(80)	(78)	(158)	(71)	(67)	(80)	(81)	(299)

Net flows	(76)	(75)	(151)	(67)	(63)	(78)	(78)	(286)
Interest credited and investment performance	61	30	91	90	82	5	90	267

Account value, net of reinsurance, end of the period	1,583	1,598	1,583	1,643	1,620	1,601	1,674	1,643

Variable Life Insurance
Account value, beginning of the period	313	316	316	302	293	301	292	292
Deposits	2	2	4	3	2	2	2	9
Surrenders, benefits and product charges	(8)	(11)	(19)	(9)	(10)	(11)	(9)	(39)

Net flows	(6)	(9)	(15)	(6)	(8)	(9)	(7)	(30)
Interest credited and investment performance	10	6	16	20	17	1	16	54

Account value, end of the period	317	313	317	316	302	293	301	316

Total	$7,884	$7,901	$7,884	$8,020	$7,966	$7,877	$8,177	$8,020

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of the period	$891	$896	$896	$1,036	$1,077	$1,970	$2,153	$2,153
Surrenders and benefits	(225)	(7)	(232)	(142)	(43)	(900)	(167)	(1,252)

Net flows	(225)	(7)	(232)	(142)	(43)	(900)	(167)	(1,252)
Interest credited	1	2	3	2	2	7	15	26
Foreign currency translation	—	—	—	—	—	—	(31)	(31)

Account value, end of the period	$667	$891	$667	$896	$1,036	$1,077	$1,970	$896

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1	(9)	(8)	—	(6)	3	2	(1)
Net investment gains (losses)	(6)	(5)	(11)	(9)	(11)	(5)	(10)	(35)
Insurance and investment product fees and other	(1)	—	(1)	—	2	(1)	43	44

Total revenues	(6)	(14)	(20)	(9)	(15)	(3)	35	8

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	9	6	15	7	38	8	49	102
Amortization of deferred acquisition costs and intangibles	—	1	1	(1)	1	4	3	7
Interest expense	81	83	164	80	81	77	80	318

Total benefits and expenses	90	90	180	86	120	89	132	427

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(96)	(104)	(200)	(95)	(135)	(92)	(97)	(419)
Benefit for income taxes	(28)	(49)	(77)	(24)	(20)	(33)	(33)	(110)

LOSS FROM CONTINUING OPERATIONS	(68)	(55)	(123)	(71)	(115)	(59)	(64)	(309)
Income (loss) from discontinued operations, net of taxes(2)	—	—	—	—	2	6	(20)	(12)

NET LOSS	(68)	(55)	(123)	(71)	(113)	(53)	(84)	(321)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	4	4	8	6	7	4	6	23
(Gains) losses on early extinguishment of debt, net	—	—	—	—	20	—	—	20
(Income) loss from discontinued operations, net of taxes	—	—	—	—	(2)	(6)	20	12

NET OPERATING LOSS	$(64)	$(51)	$(115)	$(65)	$(88)	$(55)	$(58)	$(266)

Effective tax rate (operating loss)	28.8%	47.8%	38.7%	24.8%	6.3%	36.7%	33.5%	24.9%

(1)	Includes inter-segment eliminations and non-core products.
(2)	Operating results associated with discontinued operations related to the wealth management business prior to the sale on August 30, 2013.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Investments Summary

(amounts in millions)

		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$36,726	48%	$35,526	48%	$34,666	48%	$35,503	49%	$34,486	48%
Private fixed maturity securities		11,608	15	11,125	15	10,563	15	10,277	14	10,368	14
Residential mortgage-backed securities(1)		5,057	7	4,945	7	5,069	7	5,187	7	5,282	7
Commercial mortgage-backed securities		2,630	3	2,656	4	2,639	4	2,520	4	2,533	4
Other asset-backed securities		3,700	5	3,343	4	3,119	4	2,992	4	2,655	4
Tax-exempt		353	—	317	—	295	—	263	—	262	—
Non-investment grade fixed maturity securities		2,286	3	2,332	3	2,278	3	2,344	3	2,422	3
Equity securities:
Common stocks and mutual funds		227	—	260	—	258	—	303	1	332	1
Preferred stocks		93	—	89	—	83	—	76	—	79	—
Commercial mortgage loans		5,986	8	5,894	8	5,899	8	5,858	8	5,831	8
Restricted commercial mortgage loans related to securitization entities		217	—	227	—	233	—	290	—	309	—
Policy loans		1,514	2	1,438	2	1,434	2	1,668	2	1,671	2
Cash, cash equivalents and short-term investments		4,220	5	4,492	6	4,434	6	3,767	5	3,777	5
Securities lending		277	—	261	—	187	—	154	—	163	—
Other invested assets:	Limited partnerships	263	1	267	—	282	1	297	1	318	1
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	197	—	137	—	79	—	147	—	166	—
	Other cash flow	20	—	30	—	46	—	3	—	3	—
	Fair value	—	—	—	—	1	—	1	—	1	—
	Equity index options—non-qualified	4	—	11	—	13	—	6	—	13	—
	Other non—qualified	395	1	352	1	332	1	370	1	397	1
	Trading portfolio	226	—	247	—	239	—	278	—	287	—
	Counterparty collateral	417	1	355	1	199	—	272	—	377	1
	Restricted other invested assets related to securitization entities	404	1	398	1	391	1	392	1	392	1
	Other	82	—	83	—	88	—	85	—	87	—

Total invested assets and cash		$76,902	100%	$74,785	100%	$72,827	100%	$73,053	100%	$72,211	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,552	33%	$15,338	34%	$15,148	34%	$15,859	35%	$15,928	36%
AA		5,056	11	4,759	10	4,627	11	4,776	11	4,204	10
A		13,470	29	12,920	29	12,488	28	12,674	28	12,530	28
BBB		11,162	24	10,847	24	10,720	24	10,426	23	10,044	23
BB		1,232	3	1,251	3	1,148	3	1,134	3	1,096	3
B		82	—	87	—	132	—	128	—	145	—
CCC and lower		113	—	114	—	112	—	130	—	182	—

Total public fixed maturity securities		$46,667	100%	$45,316	100%	$44,375	100%	$45,127	100%	$44,129	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,636	10%	$1,554	10%	$1,483	11%	$1,453	10%	$1,326	10%
AA		1,800	12	1,661	11	1,570	11	1,551	11	1,499	11
A		5,027	32	4,593	31	4,331	30	4,247	31	4,198	30
BBB		6,371	40	6,240	42	5,984	42	5,756	41	5,857	42
BB		723	5	740	5	736	5	798	6	819	6
B		57	—	57	—	56	—	63	—	83	—
CCC and lower		79	1	83	1	94	1	91	1	97	1

Total private fixed maturity securities		$15,693	100%	$14,928	100%	$14,254	100%	$13,959	100%	$13,879	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,483	9%	$5,214	9%	$4,810	8%	$5,325	9%	$5,048	9%
Tax-exempt	353	1	317	—	295	—	263	—	262	—
Foreign government	2,132	3	2,153	4	2,146	4	2,232	4	2,247	4
U.S. corporate	26,847	43	26,060	43	25,035	43	24,782	42	24,742	43
Foreign corporate	15,749	25	15,141	25	15,071	26	15,276	26	14,618	25
Residential mortgage-backed securities	5,212	8	5,102	8	5,225	9	5,397	9	5,590	10
Commercial mortgage-backed securities	2,845	5	2,881	5	2,898	5	2,790	5	2,814	5
Other asset-backed securities	3,739	6	3,376	6	3,149	5	3,021	5	2,687	4

Total fixed maturity securities	$62,360	100%	$60,244	100%	$58,629	100%	$59,086	100%	$58,008	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,908	19%	$7,506	19%	$7,382	19%	$7,344	19%	$7,167	19%
Utilities and energy	9,890	24	9,494	24	9,213	24	9,084	24	9,097	24
Consumer—non-cyclical	4,825	12	4,837	12	4,669	12	4,722	12	4,674	12
Consumer—cyclical	2,408	6	2,337	6	2,282	6	2,185	6	2,157	6
Capital goods	2,402	6	2,335	6	2,238	6	2,276	6	2,332	6
Industrial	2,885	7	2,734	7	2,595	7	2,592	7	2,507	7
Technology and communications	3,066	8	2,978	8	2,867	8	2,928	8	2,864	8
Transportation	1,702	4	1,653	4	1,595	4	1,593	4	1,550	4
Other	5,699	14	5,469	14	5,471	14	5,534	14	5,245	14

Subtotal	40,785	100%	39,343	100%	38,312	100%	38,258	100%	37,593	100%

Non-Investment Grade:
Finance and insurance	306	17%	332	18%	337	19%	376	21%	376	21%
Utilities and energy	338	19	335	18	297	16	338	19	332	19
Consumer—non-cyclical	217	12	229	12	194	11	170	9	186	11
Consumer—cyclical	55	3	60	3	71	4	107	6	107	6
Capital goods	297	16	291	15	295	16	272	15	250	14
Industrial	252	14	254	14	267	15	243	14	236	13
Technology and communications	318	17	330	18	316	18	257	14	234	13
Transportation	16	1	15	1	5	—	26	1	29	2
Other	12	1	12	1	12	1	11	1	17	1

Subtotal	1,811	100%	1,858	100%	1,794	100%	1,800	100%	1,767	100%

Total	$42,596	100%	$41,201	100%	$40,106	100%	$40,058	100%	$39,360	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,784	4%	$3,118	5%	$2,974	5%	$2,772	5%	$2,670	4%
Due after one year through five years	10,701	17	10,257	17	10,187	17	10,563	18	10,313	18
Due after five years through ten years	13,401	22	12,915	21	12,526	22	12,570	21	11,880	20
Due after ten years	23,678	38	22,595	38	21,670	37	21,973	37	22,054	38

Subtotal	50,564	81	48,885	81	47,357	81	47,878	81	46,917	80
Mortgage and asset-backed securities	11,796	19	11,359	19	11,272	19	11,208	19	11,091	20

Total fixed maturity securities	$62,360	100%	$60,244	100%	$58,629	100%	$59,086	100%	$58,008	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,607	27%	$1,601	27%	$1,590	27%	$1,624	28%	$1,621	28%
South Atlantic	1,565	26	1,526	26	1,535	26	1,558	26	1,515	26
Middle Atlantic	812	13	823	14	828	14	792	13	780	13
Mountain	514	9	494	8	478	8	462	8	466	8
East North Central	409	7	399	7	404	7	384	7	389	7
West North Central	366	6	370	6	377	6	366	6	368	6
New England	350	6	335	6	337	6	327	6	340	6
West South Central	254	4	238	4	241	4	237	4	247	4
East South Central	136	2	138	2	142	2	143	2	142	2

Subtotal	6,013	100%	5,924	100%	5,932	100%	5,893	100%	5,868	100%

Allowance for losses	(27)		(30)		(33)		(36)		(38)
Unamortized fees and costs	—		—		—		1		1

Total	$5,986		$5,894		$5,899		$5,858		$5,831

Property Type
Retail	$2,162	36%	$2,103	36%	$2,073	35%	$2,005	34%	$2,000	34%
Industrial	1,585	26	1,580	27	1,581	27	1,571	27	1,565	27
Office	1,533	26	1,509	25	1,558	26	1,610	27	1,585	27
Apartments	480	8	493	8	491	8	473	8	490	8
Mixed use/other	253	4	239	4	229	4	234	4	228	4

Subtotal	6,013	100%	5,924	100%	5,932	100%	5,893	100%	5,868	100%

Allowance for losses	(27)		(30)		(33)		(36)		(38)
Unamortized fees and costs	—		—		—		1		1

Total	$5,986		$5,894		$5,899		$5,858		$5,831

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$30		$33		$36		$38		$40
Release	(3)		(3)		(3)		(2)		(2)

Ending balance	$27		$30		$33		$36		$38

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,415	40%	$2,405	41%	$2,435	41%	$2,393	41%	$2,384	41%
$5 million but less than $10 million	1,687	28	1,645	28	1,638	28	1,594	27	1,594	27
$10 million but less than $20 million	1,380	23	1,376	23	1,358	23	1,315	22	1,321	23
$20 million but less than $30 million	232	4	204	3	205	3	227	4	204	3
$30 million and over	299	5	294	5	296	5	364	6	365	6

Total	$6,013	100%	$5,924	100%	$5,932	100%	$5,893	100%	$5,868	100%

Commercial Mortgage Loan Information by Vintage as of June 30, 2014

(loan amounts in millions)

Loan Year	Total Recorded Investment (1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$835	437	$2	40%	$—	—	$—
2005	980	244	$4	55%	—	—	$—
2006	918	235	$4	62%	33	6	$5
2007	788	153	$5	68%	—	—	$—
2008	234	51	$5	67%	6	1	$6
2009	—	—	$—	—%	—	—	$—
2010	132	60	$2	44%	—	—	$—
2011	268	53	$5	57%	—	—	$—
2012	657	96	$7	63%	—	—	$—
2013	855	138	$6	66%	—	—	$—
2014	346	61	$—	68%	—	—	$—

Total	$6,013	1,528	$4	59%	$39	7	$5

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of June 30, 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$666	$648	$1,314	$663	$651	$672	$656	$2,642
Fixed maturity securities—non-taxable	3	3	6	2	3	2	2	9
Commercial mortgage loans	81	83	164	91	81	81	82	335
Restricted commercial mortgage loans related to securitization entities	4	4	8	1	8	7	7	23
Equity securities	4	4	8	4	3	6	4	17
Other invested assets	26	39	65	33	33	33	46	145
Limited partnerships	13	11	24	24	8	6	2	40
Restricted other invested assets related to securitization entities	1	1	2	4	—	—	—	4
Policy loans	32	31	63	32	33	32	32	129
Cash, cash equivalents and short-term investments	7	5	12	4	4	5	7	20

Gross investment income before expenses and fees	837	829	1,666	858	824	844	838	3,364
Expenses and fees	(24)	(24)	(48)	(23)	(23)	(23)	(24)	(93)

Net investment income	$813	$805	$1,618	$835	$801	$821	$814	$3,271

Annualized Yields
Fixed maturity securities—taxable	4.7%	4.6%	4.7%	4.7%	4.7%	4.9%	4.7%	4.8%
Fixed maturity securities—non-taxable	3.5%	3.7%	3.6%	2.6%	4.2%	2.9%	2.7%	3.1%
Commercial mortgage loans	5.5%	5.6%	5.5%	6.2%	5.5%	5.5%	5.6%	5.7%
Restricted commercial mortgage loans related to securitization entities	6.7%	7.0%	7.1%	1.5%	10.5%	8.6%	8.4%	7.6%
Equity securities	5.3%	5.1%	5.2%	4.7%	3.2%	5.7%	3.4%	4.2%
Other invested assets	40.5%	56.9%	49.3%	44.9%	42.1%	29.4%	28.3%	32.8%
Limited partnerships(1)	19.6%	16.1%	17.7%	33.2%	10.4%	7.5%	2.4%	12.8%
Restricted other invested assets related to securitization entities	1.0%	1.0%	1.0%	4.2%	—%	—%	—%	1.1%
Policy loans	8.7%	8.6%	8.6%	8.3%	7.9%	7.8%	8.0%	8.1%
Cash, cash equivalents and short-term investments	0.6%	0.4%	0.5%	0.4%	0.4%	0.5%	0.7%	0.5%

Gross investment income before expenses and fees	4.7%	4.7%	4.7%	4.9%	4.8%	4.9%	4.8%	4.8%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.6%	4.6%	4.6%	4.8%	4.7%	4.8%	4.7%	4.7%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 73 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail(1)

(amounts in millions)

	2014			2013
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(6)	$(9)	$(15)	$(5)	$1	$22	$4	$22
U.S. government, agencies and government-sponsored enterprises	2	—	2	5	2	1	—	8
Foreign corporate	13	(2)	11	1	—	8	1	10
Foreign government	—	—	—	2	(2)	8	4	12
Tax-exempt	—	(1)	(1)	—	—	—	(2)	(2)
Mortgage-backed securities	—	—	—	(2)	(9)	(15)	(20)	(46)
Asset-backed securities	—	—	—	(6)	(5)	(11)	(8)	(30)
Equity securities	6	1	7	5	6	8	3	22
Foreign exchange	1	—	1	—	—	—	—	—

Total net realized gains (losses) on available-for-sale securities	16	(11)	5	—	(7)	21	(18)	(4)

Impairments:
Sub-prime residential mortgage-backed securities	—	—	—	(1)	(1)	—	(2)	(4)
Commercial mortgage-backed securities	—	—	—	(2)	(1)	(2)	(1)	(6)
Corporate fixed maturity securities	—	—	—	—	—	—	(4)	(4)
Commercial mortgage loans	(1)	(1)	(2)	—	(1)	(2)	—	(3)

Total impairments	(1)	(1)	(2)	(3)	(3)	(4)	(7)	(17)

Net unrealized gains (losses) on trading securities	5	8	13	(5)	(5)	(11)	6	(15)
Derivative instruments	(4)	(14)	(18)	9	(12)	(2)	(27)	(32)
Limited partnerships	(1)	—	(1)	—	(2)	—	—	(2)
Commercial mortgage loans held-for-sale market valuation allowance	2	2	4	(1)	2	1	1	3
Contingent purchase price valuation change	—	—	—	—	—	(1)	1	—
Net gains (losses) related to securitization entities	6	4	10	17	13	9	6	45
Other	—	—	—	—	—	—	(1)	(1)

Net investment gains (losses), net of taxes	23	(12)	11	17	(14)	13	(39)	(23)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	1	1	2	—	4	5	12	21
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(4)	1	(3)	(2)	(3)	(3)	(1)	(9)

Net investment gains (losses), net	$20	$(10)	$10	$15	$(13)	$15	$(28)	$(11)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$676	$641	$560	$520	$447
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,833	$11,699	$11,550	$11,412	$11,302
GAAP Basis ROE(1)/(2)	5.7%	5.5%	4.8%	4.6%	4.0%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$684	$659	$616	$584	$562
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,833	$11,699	$11,550	$11,412	$11,302
Operating ROE(1)/(2)	5.8%	5.6%	5.3%	5.1%	5.0%

Quarterly Average ROE	Three months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$176	$184	$208	$108	$141
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,051	$11,942	$11,758	$11,606	$11,473
Annualized GAAP Quarterly Basis ROE(3)/(4)	5.8%	6.2%	7.1%	3.7%	4.9%

Operating ROE
Net operating income (loss) for the period ended(3)	$158	$194	$193	$139	$133
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,051	$11,942	$11,758	$11,606	$11,473
Annualized Operating Quarterly Basis ROE(3)/(4)	5.2%	6.5%	6.6%	4.8%	4.6%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Reconciliation of Core Yield

		2014			2013
	(Assets—amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.9	$74.8	$76.9	$72.8	$73.1	$72.2	$76.5	$72.8
	Subtract:
	Securities lending	0.3	0.3	0.3	0.2	0.2	0.2	0.2	0.2
	Unrealized gains (losses)	5.6	4.3	5.6	2.8	3.3	3.7	6.7	2.8
	Derivative counterparty collateral	0.4	0.4	0.4	0.2	0.3	0.4	0.6	0.2

	Adjusted end of period invested assets and cash	$70.6	$69.8	$70.6	$69.6	$69.3	$67.9	$69.0	$69.6

(A)	Average Invested Assets And Cash Used in Reported Yield Calculation	$70.2	$69.7	$70.0	$69.5	$68.6	$68.5	$69.4	$69.0
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.3	0.3	0.2	0.3	0.3

(B)	Average Invested Assets And Cash Used in Core Yield Calculation	70.0	69.5	69.8	69.2	68.3	68.3	69.1	68.7
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	4.2	4.3	4.3	4.4	4.6	5.2	5.7	5.0

(C)	Average Invested Assets And Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$65.8	$65.2	$65.5	$64.8	$63.7	$63.1	$63.4	$63.7

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$813	$805	$1,618	$835	$801	$821	$814	$3,271
	Subtract:
	Bond calls and commercial mortgage loan prepayments	7	10	17	8	15	14	10	47
	Reinsurance(3)	13	22	35	20	17	21	22	80
	Other non-core items(4)	12	5	17	17	4	19	2	42
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	3	3	6	3	4	4	4	15

(E)	Core Net Investment Income	778	765	1,543	787	761	763	776	3,087
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	23	21	44	27	24	25	25	101

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$755	$744	$1,499	$760	$737	$738	$751	$2,986

(D) / (A)	Reported Yield	4.63%	4.62%	4.62%	4.81%	4.67%	4.79%	4.69%	4.74%
(E) / (B)	Core Yield	4.45%	4.40%	4.43%	4.55%	4.46%	4.47%	4.49%	4.49%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.59%	4.56%	4.58%	4.69%	4.63%	4.68%	4.74%	4.68%

Notes:	Columns may not add due to rounding. Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(4)	Includes cost basis adjustments on structured securities, preferred stock income and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	A-	A3	A
Genworth Life and Annuity Insurance Company	A-	A3	A
Genworth Life Insurance Company of New York	A-	A3	A

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BB-	Ba1
Genworth Residential Mortgage Insurance Corporation of NC	BB-	Ba1
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BBB-	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	Not rated	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Financial Strength Ratings

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “BB” (Marginal) have very strong, strong, good, or marginal financial security characteristics, respectively. The “AA,” “A,” “BBB” and “BB” ranges are the second-, third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A-,” “BBB-” and “BB-” ratings are the fourth-, seventh-, tenth- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba1” ratings are the seventh- and eleventh-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial services company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of its customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Amy Corbin, 804-662-2685

Amy.Corbin@genworth.com